FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT F

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP	Victory High Yield VIP Series

	12/31/2020	12/31/2020	12/31/2020

Assets:
Shares owned in underlying fund	64,858	159,338	215,208
Net asset value per share (NAV)	44.49	17.71	7.42

Total Assets ( Shares x NAV)	$2,885,528	$2,821,870	$1,596,844

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	6,410	6,090	5,875

Net Assets	$2,879,118	$2,815,780	$1,590,969

Net Assets: Total
Contract value in accumulation period	$2,833,996	$2,751,302	$1,453,922
Contract value in payout (annuitization) period	45,122	64,478	137,047

Net Assets	$2,879,118	$2,815,780	$1,590,969

Total Units Outstanding	168,505	103,324	59,025

Unit Value (Accumulation, Lowest to Highest)	$16.09 to $16.92	$24.37 to $26.97	$22.40 to $24.79

Cost of Shares in Underlying Fund	$3,007,435	$2,682,281	$1,486,645

(1)Portfolio was liquidated as of April 24, 2019. (2)Portfolio was liquidated as of April 26, 2019.
Underlying fund names could be abbreviated. Refer to footnotes for full fund name. STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP	Victory High Yield VIP Series
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

2020 Investment Income
Income:
Reinvested dividends	$35,657	$48,817	$104,658
Expenses:
Mortality expense risk and administrative charges	44,121	41,349	26,406

Net investment income/(expense)	(8,464)	7,468	78,252

2020 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(60,120)	90,707	(19,020)
Reinvested realized gain distributions	176,794	602,661	—

Net realized gain/(loss) on investments	116,674	693,368	(19,020)
Net change in unrealized appreciation/(depreciation) of investments	(151,875)	(294,432)	24,578

Net realized and unrealized gain/(loss) from investments	(35,201)	398,936	5,558

2020 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(43,665)	$406,404	$83,810

(1)	Portfolio was liquidated as of April 24, 2019.
(2)	Portfolio was liquidated as of April 26, 2019.

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-2

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset	Value Line Centurion Fund

12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

59,750	146,752	58,840	42,951	251,770	1,059	11,497
10.63	19.91	17.60	17.77	13.16	17.99	31.77

$635,140	$2,921,836	$1,035,580	$763,245	$3,313,289	$19,049	$365,260

5,932	6,073	6,110	5,753	6,254	2,163	5,121

$629,208	$2,915,763	$1,029,470	$757,492	$3,307,035	$16,886	$360,139

$604,867	$2,801,790	$988,030	$625,468	$2,998,158	$16,886	$357,197
24,341	113,973	41,440	132,024	308,877	—	2,942

$629,208	$2,915,763	$1,029,470	$757,492	$3,307,035	$16,886	$360,139

51,009	56,572	56,595	14,117	153,868	672	20,582

$11.38 to $11.88	$45.11 to $49.92	$15.95 to $17.65	$42.43 to $44.64	$17.68 to $19.56	$25.14 to $25.14	$16.76 to $17.63

$618,083	$2,557,117	$926,786	$609,358	$3,077,913	$20,371	$305,810

Investment Options

Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset	Value Line Centurion Fund
1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

$15,924	$—	$25,783	$13,419	$95,568	$28	$263

10,610	42,756	17,292	11,802	55,336	390	6,540

5,314	(42,756)	8,491	1,617	40,232	(362)	(6,277)

1,039	61,856	17,139	16,332	19,179	(2)	29,654
—	407,940	28,052	6,071	—	1,058	59,093

1,039	469,796	45,191	22,403	19,179	1,056	88,747
9,383	360,046	(27,309)	71,573	149,781	161	(38,174)

10,422	829,842	17,882	93,976	168,960	1,217	50,573

$15,736	$787,086	$26,373	$95,593	$209,192	$855	$44,296

B-3

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series I	Invesco V.I. Government Securities Series I

	12/31/2020	12/31/2020	12/31/2020

Assets:
Shares owned in underlying fund	104,002	8,146	69,530
Net asset value per share (NAV)	23.26	89.10	12.04

Total Assets ( Shares x NAV)	$2,419,097	$725,829	$837,147

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,413	5,505	5,656

Net Assets	$2,413,684	$720,324	$831,491

Net Assets: Total
Contract value in accumulation period	$2,407,323	$711,833	$805,236
Contract value in payout (annuitization) period	6,361	8,491	26,255

Net Assets	$2,413,684	$720,324	$831,491

Total Units Outstanding	92,382	47,938	51,540

Unit Value (Accumulation, Lowest to Highest)	$23.68 to $26.21	$13.81 to $15.28	$14.90 to $15.67

Cost of Shares in Underlying Fund	$2,146,660	$461,252	$814,387

(1)Portfolio was liquidated as of April 24, 2019. (2)Portfolio was liquidated as of April 26, 2019.
Underlying fund names could be abbreviated. Refer to footnotes for full fund name. STATEMENTS OF OPERATIONS

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series I	Invesco V.I. Government Securities Series I
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

2020 Investment Income
Income:
Reinvested dividends	$11,134	$431	$20,307
Expenses:
Mortality expense risk and administrative charges	39,776	14,259	14,519

Net investment income/(expense)	(28,642)	(13,828)	5,788

2020 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	12,913	106,940	(7,481)
Reinvested realized gain distributions	176,866	44,924	—

Net realized gain/(loss) on investments	189,779	151,864	(7,481)

Net change in unrealized appreciation/(depreciation) of investments	185,203	86,779	39,029

Net realized and unrealized gain/(loss) from investments	374,982	238,643	31,548

2020 Net Increase/(Decrease) in Net Assets Resulting from Operations	$346,340	$224,815	$37,336

(1)	Portfolio was liquidated as of April 24, 2019.
(2)	Portfolio was liquidated as of April 26, 2019.

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-4

Investment Options
Invesco V.I. Core Equity Series I	Invesco V.I. American Franchise Series II	Invesco V.I. Value Opportunities Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco V.I. Growth and Income Series II

12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

12,658	451	6,129	26,267	1,025	122	25,672
30.43	84.31	5.61	11.92	10.24	30.28	18.70

$385,178	$38,045	$34,386	$313,099	$10,494	$3,687	$480,068

5,645	5,942	4,801	5,372	1,376	1,020	5,423

$379,533	$32,103	$29,585	$307,727	$9,118	$2,667	$474,645

$372,611	$32,103	$29,585	$282,293	$9,118	$2,667	$474,370
6,922	—	—	25,434	—	—	275

$379,533	$32,103	$29,585	$307,727	$9,118	$2,667	$474,645

22,057	1,025	1,908	22,153	417	111	18,328

$16.16 to $17.00	$31.31 to $31.31	$15.51 to $15.51	$12.31 to $12.81	$21.87 to $21.87	$23.94 to $23.94	$24.79 to $25.98

$425,457	$26,804	$38,795	$309,423	$12,190	$4,085	$502,408

Investment Options
Invesco V.I. Core Equity Series I	Invesco V.I. American Franchise Series II	Invesco V.I. Value Opportunities Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco V.I. Growth and Income Series II
1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

$4,879	$—	$25	$6,894	$45	$36	$8,490

6,795	2,152	726	5,504	254	162	7,370

(1,916)	(2,152)	(701)	1,390	(209)	(126)	1,120

(9,470)	593	(1,878)	(690)	(1)	(4)	(21,610)
84,160	2,488	1,267	—	1,928	772	7,167

74,690	3,081	(611)	(690)	1,927	768	(14,443)

(31,889)	8,511	2,144	11,523	(1,111)	(364)	6,150

42,801	11,592	1,533	10,833	816	404	(8,293)

$40,885	$9,440	$832	$12,223	$607	$278	$(7,173)

B-5

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Alger Capital Appreciation Class I-2	Alger Capital Appreciation Class S	AB VPS Growth and Income Class B

	12/31/2020	12/31/2020	12/31/2020

Assets:
Shares owned in underlying fund	15,396	1,516	31,077
Net asset value per share (NAV)	99.95	92.48	28.43

Total Assets ( Shares x NAV)	$1,538,780	$140,182	$883,525

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,621	5,874	5,531

Net Assets	$1,533,159	$134,308	$877,994

Net Assets: Total
Contract value in accumulation period	$1,528,758	$134,308	869,227
Contract value in payout (annuitization) period	4,401	—	8,767

Net Assets	$1,533,159	$134,308	$877,994

Total Units Outstanding	39,950	2,164	33,680

Unit Value (Accumulation, Lowest to Highest)	$36.45 to $38.35	$62.06 to $62.06	$23.81 to $26.15

Cost of Shares in Underlying Fund	$1,270,173	$111,571	$917,462

(1)Portfolio was liquidated as of April 24, 2019. (2)Portfolio was liquidated as of April 26, 2019.
Underlying fund names could be abbreviated. Refer to footnotes for full fund name. STATEMENTS OF OPERATIONS

	Alger Capital Appreciation Class I-2	Alger Capital Appreciation Class S	AB VPS Growth and Income Class B
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

2020 Investment Income
Income:
Reinvested dividends	$—	$—	$10,099
Expenses:
Mortality expense risk and administrative charges	24,487	3,771	13,719

Net investment income/(expense)	(24,487)	(3,771)	(3,620)

2020 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	70,299	593	725
Reinvested realized gain distributions	196,767	19,128	41,639

Net realized gain/(loss) on investments	267,066	19,721	42,364

Net change in unrealized appreciation/(depreciation) of investments	216,359	21,820	(48,028)

Net realized and unrealized gain/(loss) from investments	483,425	41,541	(5,664)

2020 Net Increase/(Decrease) in Net Assets Resulting from Operations	$458,938	$37,770	$(9,284)

(1)	Portfolio was liquidated as of April 24, 2019.
(2)	Portfolio was liquidated as of April 26, 2019.

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-6

Investment Options
AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS Real Estate Investment Class B		AB VPS Value Class B		American Century VP Capital Appreciation Class I	Davis Financial	Davis Real Estate

12/31/2020	12/31/2020		(1)		(2)	12/31/2020	12/31/2020	12/31/2020

6,437	3,653					42,600	647	5,043
71.51	40.54					19.27	11.74	14.05

$460,338	$148,096	$		$		$820,897	$7,599	$70,849

6,048	5,194					5,562	2,301	5,490

$454,290	$142,902	$		$		$815,335	$5,298	$65,359

$454,290	$137,169	$		$		$814,170	$5,298	$65,359
—	5,733					1,165	—	—

$454,290	$142,902	$		$		$815,335	$5,298	$65,359

10,169	5,667					25,209	282	3,529

$44.67 to $44.67	$23.45 to $24.57	$		$		$30.99 to $32.60	$18.81 to $18.81	$18.52 to $18.52

$411,449	$88,551	$		$		$595,694	$7,489	$70,502

Investment Options
AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS Real Estate Investment Class B		AB VPS Value Class B		American Century VP Capital Appreciation Class I	Davis Financial	Davis Real Estate
1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020		(1)		(2)	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

$—	$530	$		$		$—	$102	$1,822

8,205	3,867					13,338	(52)	1,208

(8,205)	(3,337)					(13,338)	154	614

47,214	3,411					4,178	(1)	6,888
36,658	11,156					69,752	444	315

83,872	14,567					73,930	443	7,203

32,924	26,573					174,941	(1,031)	(24,980)

116,796	41,140					248,871	(588)	(17,777)

$108,591	$37,803	$		$		$235,533	$(434)	$(17,163)

B-7

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

	12/31/2020	12/31/2020	12/31/2020

Assets:
Shares owned in underlying fund	69,535	82,219	76,834
Net asset value per share (NAV)	9.17	22.64	46.73

Total Assets ( Shares x NAV)	$637,640	$1,861,428	$3,590,465

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,563	5,421	6,450

Net Assets	$632,077	$1,856,007	$3,584,015

Net Assets: Total
Contract value in accumulation period	$632,077	$1,854,996	$3,516,840
Contract value in payout (annuitization) period	—	1,011	67,175

Net Assets	$632,077	$1,856,007	$3,584,015

Total Units Outstanding	26,392	68,832	93,676

Unit Value (Accumulation, Lowest to Highest)	$23.95 to $23.95	$24.56 to $27.18	$34.20 to $37.85

Cost of Shares in Underlying Fund	$614,303	$1,402,374	$2,480,594

(1)Portfolio was liquidated as of April 24, 2019. (2)Portfolio was liquidated as of April 26, 2019.
Underlying fund names could be abbreviated. Refer to footnotes for full fund name. STATEMENTS OF OPERATIONS

	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

2020 Investment Income
Income:
Reinvested dividends	$4,114	$19,402	$2,558
Expenses:
Mortality expense risk and administrative charges	10,462	27,196	57,219

Net investment income/(expense)	(6,348)	(7,794)	(54,661)

2020 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(46,506)	21,835	178,421
Reinvested realized gain distributions	16,458	21,757	17,300

Net realized gain/(loss) on investments	(30,048)	43,592	195,721

Net change in unrealized appreciation/(depreciation) of investments	97,131	253,707	677,618

Net realized and unrealized gain/(loss) from investments	67,083	297,299	873,339

2020 Net Increase/(Decrease) in Net Assets Resulting from Operations	$60,735	$289,505	$818,678

(1)	Portfolio was liquidated as of April 24, 2019.
(2)	Portfolio was liquidated as of April 26, 2019.

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-8

Investment Options
Fidelity VIP Equity Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Government Money Market Service Class 2	Templeton Growth VIP Class 2	Franklin Rising Dividends VIP Class 2

12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

78,565	15,082	42,915	72,793	2,357,208	24,123	7,673
23.18	100.58	13.72	37.29	1.00	11.17	29.14

$1,821,141	$1,516,922	$588,788	$2,714,437	$2,357,208	$269,452	$223,598

5,774	6,098	5,361	6,129	530,146	5,548	5,520

$1,815,367	$1,510,824	$583,427	$2,708,308	$1,827,062	$263,904	$218,078

$1,799,139	$1,503,944	$583,427	$2,176,715	$1,867,277	$263,108	$215,345
16,228	6,880	—	531,593	(40,215)	796	2,733

$1,815,367	$1,510,824	$583,427	$2,708,308	$1,827,062	$263,904	$218,078

76,881	53,673	38,837	49,773	198,304	14,925	7,155

$22.38 to $23.54	$26.77 to $28.17	$15.02 to $15.02	$40.26 to $44.21	$9.18 to $9.45	$16.33 to $17.93	$30.10 to $30.10

$1,616,748	$951,364	$558,246	$2,107,261	$2,357,208	$314,213	$191,613

Investment Options
Fidelity VIP Equity Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Government Money Market Service Class 2	Templeton Growth VIP Class 2	Franklin Rising Dividends VIP Class 2
1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

$26,592	$529	$10,651	$9,068	$6,851	$7,307	$2,938

29,738	24,084	6,739	39,661	46,703	4,548	4,497

(3,146)	(23,555)	3,912	(30,593)	(39,852)	2,759	(1,559)

(55,593)	66,172	3,107	(207,175)	—	(10,709)	(1,771)
85,437	122,069	151	—	—	—	12,458

29,844	188,241	3,258	(207,175)	—	(10,709)	10,687

29,267	291,097	19,564	653,220	—	17,087	17,188

59,111	479,338	22,822	446,045	—	6,378	27,875

$55,965	$455,783	$26,734	$415,452	$(39,852)	$9,137	$26,316

B-9

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Franklin Small Cap Value VIP Class 2	Janus Henderson Forty Service Shares	Janus Henderson Flexible Bond Service Shares

	12/31/2020	12/31/2020	12/31/2020

Assets:
Shares owned in underlying fund	2,949	19,009	96,672
Net asset value per share (NAV)	14.50	52.96	13.98

Total Assets ( Shares x NAV)	$42,763	$1,006,718	$1,351,468

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	4,812	5,470	6,173

Net Assets	$37,951	$1,001,248	$1,345,295

Net Assets: Total
Contract value in accumulation period	$37,951	$950,065	$1,259,366
Contract value in payout (annuitization) period	—	51,183	85,929

Net Assets	$37,951	$1,001,248	$1,345,295

Total Units Outstanding	1,500	25,165	60,101

Unit Value (Accumulation, Lowest to Highest)	$25.30 to $25.30	$34.51 to $38.19	$19.01 to $21.04

Cost of Shares in Underlying Fund	$45,759	$721,658	$1,263,934

(1)Portfolio was liquidated as of April 24, 2019. (2)Portfolio was liquidated as of April 26, 2019.
Underlying fund names could be abbreviated. Refer to footnotes for full fund name. STATEMENTS OF OPERATIONS

	Franklin Small Cap Value VIP Class 2	Janus Henderson Forty Service Shares	Janus Henderson Flexible Bond Service Shares
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

2020 Investment Income
Income:
Reinvested dividends	$536	$5,491	$29,465
Expenses:
Mortality expense risk and administrative charges	866	16,897	20,500

Net investment income/(expense)	(330)	(11,406)	8,965

2020 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(1,441)	40,861	1,598
Reinvested realized gain distributions	2,278	62,196	—

Net realized gain/(loss) on investments	837	103,057	1,598

Net change in unrealized appreciation/(depreciation) of investments	355	183,614	84,514

Net realized and unrealized gain/(loss) from investments	1,192	286,671	86,112

2020 Net Increase/(Decrease) in Net Assets Resulting from Operations	$862	$275,265	$95,077

(1)	Portfolio was liquidated as of April 24, 2019.
(2)	Portfolio was liquidated as of April 26, 2019.

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-10

Investment Options
Janus Henderson Enterprise Service Shares	Janus Henderson Global Research Service Shares	MFS Total Return Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class

12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

11,750	14,008	6,160	9,480	11,014	11,315	40,258
87.46	62.00	13.86	27.50	70.23	35.99	23.61

$1,027,643	$868,501	$85,377	$260,710	$773,507	$407,227	$950,502

5,599	5,377	5,675	5,588	5,417	6,071	5,230

$1,022,044	$863,124	$79,702	$255,122	$768,090	$401,156	$945,272

$879,066	$861,154	$79,702	$254,676	$768,078	$397,190	$942,277
142,978	1,970	—	446	12	3,966	2,995

$1,022,044	$863,124	$79,702	$255,122	$768,090	$401,156	$945,272

38,809	62,281	5,296	12,424	31,131	16,408	24,698

$20.68 to $22.88	$12.60 to $13.94	$15.05 to $15.05	$19.61 to $20.63	$22.47 to $24.87	$22.25 to $24.62	$34.67 to $38.37

$712,960	$520,988	$81,494	$156,087	$482,462	$306,374	$675,222

Investment Options
Janus Henderson Enterprise Service Shares	Janus Henderson Global Research Service Shares	MFS Total Return Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class
1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

$361	$4,785	$2,705	$1,142	$—	$1,823	$—

15,429	13,873	1,677	4,903	13,298	7,825	14,942

(15,068)	(9,088)	1,028	(3,761)	(13,298)	(6,002)	(14,942)

40,745	22,619	24	4,075	52,898	25,854	17,913
61,266	39,783	—	11,751	45,532	13,139	82,222

102,011	62,402	24	15,826	98,430	38,993	100,135

55,343	77,000	3,764	24,342	89,121	4,431	199,312

157,354	139,402	3,788	40,168	187,551	43,424	299,447

$142,286	$130,314	$4,816	$36,407	$174,253	$37,422	$284,505

B-11

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Service Class	Jennison Class II

	12/31/2020	12/31/2020	12/31/2020

Assets:
Shares owned in underlying fund	61,517	2,346	3,732
Net asset value per share (NAV)	10.43	25.50	121.25

Total Assets ( Shares x NAV)	$641,625	$59,827	$452,533

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,575	5,891	5,263

Net Assets	$636,050	$53,936	$447,270

Net Assets: Total
Contract value in accumulation period	$578,834	$52,036	$447,270
Contract value in payout (annuitization) period	57,216	1,900	—

Net Assets	$636,050	$53,936	$447,270

Total Units Outstanding	27,204	2,615	13,926

Unit Value (Accumulation, Lowest to Highest)	$19.29 to $21.35	$19.90 to $19.90	$30.55 to $32.13

Cost of Shares in Underlying Fund	$609,943	$53,463	$140,584

(1)Portfolio was liquidated as of April 24, 2019. (2)Portfolio was liquidated as of April 26, 2019.
Underlying fund names could be abbreviated. Refer to footnotes for full fund name. STATEMENTS OF OPERATIONS

	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Service Class	Jennison Class II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020

2020 Investment Income
Income:
Reinvested dividends	$20,956	$1,218	$—
Expenses:
Mortality expense risk and administrative charges	10,700	1,431	8,525

Net investment income/(expense)	10,256	(213)	(8,525)

2020 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(4,794)	875	41,662
Reinvested realized gain distributions	—	1,587	—

Net realized gain/(loss) on investments	(4,794)	2,462	41,662
Net change in unrealized appreciation/(depreciation) of investments	37,110	1,513	124,630

Net realized and unrealized gain/(loss) from investments	32,316	3,975	166,292

2020 Net Increase/(Decrease) in Net Assets Resulting from Operations	$42,572	$3,762	$157,767

(1)	Portfolio was liquidated as of April 24, 2019.
(2)	Portfolio was liquidated as of April 26, 2019.

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-12

[This page intentionally left blank.]

B-13

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP	Victory High Yield VIP Series

	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

2019 Increase/(Decrease) from Operations
Net investment income/(expense)	$(24,759)	$3,133	$86,949
Net realized gain/(loss) from sale of investments	198,076	243,808	(8,397)
Reinvested realized gain distributions	413,087	266,062	—
Net change in unrealized appreciation/(depreciation) of investments	168,910	82,713	173,787

Net increase/(decrease) resulting from operations	755,314	595,716	252,339

2019 Contract Transactions
Contract purchase payments	16,872	26,817	1,535
Transfers between investment divisions, net	(41,814)	53,317	(14,226)
Transfers on account of death	(54,329)	(119,336)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(556,706)	(299,580)	(422,925)
Contract fees	(1,095)	(997)	(499)
Transfers–rider fees and other	(6,179)	(8,018)	(16,377)

Net increase/(decrease) from contract transactions	(643,251)	(347,797)	(452,492)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	112,063	247,919	(200,153)
Net Assets at December 31, 2018	2,755,657	2,178,293	1,874,155

Net Assets at December 31, 2019	$2,867,720	$2,426,212	$1,674,002

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(8,464)	$7,468	$78,252
Net realized gain/(loss) from sale of investments	(60,120)	90,707	(19,020)
Reinvested realized gain distributions	176,794	602,661	—
Net change in unrealized appreciation/(depreciation) of investments	(151,875)	(294,432)	24,578

Net increase/(decrease) resulting from operations	(43,665)	406,404	83,810

2020 Contract Transactions
Contract purchase payments	14,761	11,940	810
Transfers between investment divisions, net	188,026	99,403	(46,505)
Transfers on account of death	(5,085)	(5,664)	(641)
Transfers for annuity benefits, surrenders and partial withdrawals	(139,686)	(116,971)	(103,917)
Contract fees	(933)	(995)	(476)
Transfers–rider fees and other	(2,020)	(4,549)	(16,114)

Net increase/(decrease) from contract transactions	55,063	(16,836)	(166,843)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	11,398	389,568	(83,033)
Net Assets at December 31, 2019	2,867,720	2,426,212	1,674,002

Net Assets at December 31, 2020	$2,879,118	$2,815,780	$1,590,969

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-14

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset	Value Line Centurion Fund

1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

$1,430	$(48,527)	$5,155	$(6,501)	$33,223	$(434)	$(6,663)
267	77,829	10,329	55,627	(30,006)	—	39,763
—	542,053	71,388	36,345	—	1,425	16,626
11,848	261,127	129,779	53,244	213,464	1,123	26,107

13,545	832,482	216,651	138,715	216,681	2,114	75,833

725	30,471	2,248	11,860	9,328	1,450	360
(9,997)	(76,149)	32,473	(120,297)	30,021	—	(11,425)
(8,106)	(125)	(10,865)	(5,602)	(220,347)	—	—
(52,794)	(591,876)	(118,495)	(78,285)	(498,147)	—	(10,158)
(150)	(689)	(406)	(348)	(1,432)	(10)	(93)
(10,496)	(5,510)	(5,243)	(9,066)	(40,288)	—	(402)

(80,818)	(643,878)	(100,288)	(201,738)	(720,865)	1,440	(21,718)

—	—	—	—	—	—	—

(67,273)	188,604	116,363	(63,023)	(504,184)	3,554	54,115
694,178	2,413,269	1,071,827	771,236	3,873,535	11,736	269,822

$626,905	$2,601,873	$1,188,190	$708,213	$3,369,351	$15,290	$323,937

$5,314	$(42,756)	$8,491	$1,617	$40,232	$(362)	$(6,277)
1,039	61,856	17,139	16,332	19,179	(2)	29,654
—	407,940	28,052	6,071	—	1,058	59,093
9,383	360,046	(27,309)	71,573	149,781	161	(38,174)

15,736	787,086	26,373	95,593	209,192	855	44,296

410	14,784	1,508	6,680	18,730	750	360
27,279	(252,292)	(62,235)	4,747	89,510	—	37,010
—	—	—	—	(40,660)	—	—
(30,624)	(224,057)	(119,183)	(48,773)	(294,471)	—	(45,139)
(148)	(633)	(353)	(300)	(1,263)	(9)	(92)
(10,350)	(10,998)	(4,830)	(8,668)	(43,354)	—	(233)

(13,433)	(473,196)	(185,093)	(46,314)	(271,508)	741	(8,094)

—	—	—	—	—	—	—

2,303	313,890	(158,720)	49,279	(62,316)	1,596	36,202
626,905	2,601,873	1,188,190	708,213	3,369,351	15,290	323,937

$629,208	$2,915,763	$1,029,470	$757,492	$3,307,035	$16,886	$360,139

B-15

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Options
	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series I	Invesco V.I. Government Securities Series I

	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

2019 Increase/(Decrease) from Operations
Net investment income/(expense)	$(25,679)	$(13,871)	$7,067
Net realized gain/(loss) from sale of investments	106,118	88,913	(10,023)
Reinvested realized gain distributions	225,669	87,074	—
Net change in unrealized appreciation/(depreciation) of investments	213,158	32,297	44,857

Net increase/(decrease) resulting from operations	519,266	194,413	41,901

2019 Contract Transactions
Contract purchase payments	17,677	3,280	1,360
Transfers between investment divisions, net	69,434	—	(79)
Transfers on account of death	(87,120)	(34,867)	(12,436)
Transfers for annuity benefits, surrenders and partial withdrawals	(332,063)	(113,416)	(122,949)
Contract fees	(1,460)	(354)	(454)
Transfers–rider fees and other	(195)	(2,491)	182

Net increase/(decrease) from contract transactions	(333,727)	(147,848)	(134,376)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	185,539	46,565	(92,475)
Net Assets at December 31, 2018	2,081,425	608,913	982,159

Net Assets at December 31, 2019	$2,266,964	$655,478	$889,684

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(28,642)	$(13,828)	$5,788
Net realized gain/(loss) from sale of investments	12,913	106,940	(7,481)
Reinvested realized gain distributions	176,866	44,924	—
Net change in unrealized appreciation/(depreciation) of investments	185,203	86,779	39,029

Net increase/(decrease) resulting from operations	346,340	224,815	37,336

2020 Contract Transactions
Contract purchase payments	4,277	1,750	1,599
Transfers between investment divisions, net	(45,815)	(57,632)	44,348
Transfers on account of death	(1,824)	—	(122)
Transfers for annuity benefits, surrenders and partial withdrawals	(154,939)	(101,222)	(137,372)
Contract fees	(1,295)	(341)	(313)
Transfers–rider fees and other	(24)	(2,524)	(3,669)

Net increase/(decrease) from contract transactions	(199,620)	(159,969)	(95,529)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	146,720	64,846	(58,193)
Net Assets at December 31, 2019	2,266,964	655,478	889,684

Net Assets at December 31, 2020	$2,413,684	$720,324	$831,491

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-16

Investment Options
Invesco V.I. Core Equity Series I	Invesco V.I. American Franchise Series II	Invesco V.I. Value Opportunities Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco V.I. Growth and Income Series II

1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

$(4,004)	$(1,412)	$(1,706)	$1,560	$(320)	$(220)	$(2,565)
(6,796)	9,103	(2,210)	(5,475)	(1)	(36)	(28,725)
42,924	3,751	7,850	—	1,000	368	58,651
51,793	(1,705)	10,363	16,927	912	452	86,163

83,917	9,737	14,297	13,012	1,591	564	113,524

15	290	—	845	—	—	2,115
—	(10,524)	(37,498)	137	—	—	(39,283)
(2,184)	(6,567)	—	(9,727)	—	—	(1,578)
(38,130)	(24,585)	(2,082)	(46,995)	—	(660)	(58,106)
(184)	(41)	(23)	(195)	(5)	(2)	(279)
(1,523)	(154)	—	1,157	—	—	(224)

(42,006)	(41,581)	(39,603)	(54,778)	(5)	(662)	(97,355)

—	—	—	—	—	—	—

41,911	(31,844)	(25,306)	(41,766)	1,586	(98)	16,169
324,596	56,133	61,095	334,901	6,929	2,628	519,817

$366,507	$24,289	$35,789	$293,135	$8,515	$2,530	$535,986

$(1,916)	$(2,152)	$(701)	$1,390	$(209)	$(126)	$1,120
(9,470)	593	(1,878)	(690)	(1)	(4)	(21,610)
84,160	2,488	1,267	—	1,928	772	7,167
(31,889)	8,511	2,144	11,523	(1,111)	(364)	6,150

40,885	9,440	832	12,223	607	278	(7,173)

—	150	—	495	—	—	1,875
(15,610)	(1,710)	—	9,061	—	—	(32,755)
—	—	—	—	—	—	—
(10,842)	—	(7,022)	(4,357)	—	(140)	(22,917)
(161)	(32)	(14)	(135)	(4)	(1)	(193)
(1,246)	(34)	—	(2,695)	—	—	(178)

(27,859)	(1,626)	(7,036)	2,369	(4)	(141)	(54,168)

—	—	—	—	—	—	—

13,026	7,814	(6,204)	14,592	603	137	(61,341)
366,507	24,289	35,789	293,135	8,515	2,530	535,986

$379,533	$32,103	$29,585	$307,727	$9,118	$2,667	$474,645

B-17

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Alger Capital Appreciation Class I-2	Alger Capital Appreciation Class S	AB VPS Growth and Income Class B

	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

2019 Increase/(Decrease) from Operations
Net investment income/(expense)	$(23,128)	$(2,243)	$(6,322)
Net realized gain/(loss) from sale of investments	24,912	(25)	34,330
Reinvested realized gain distributions	151,202	11,605	108,699
Net change in unrealized appreciation/(depreciation) of investments	183,799	13,674	12,847

Net increase/(decrease) resulting from operations	336,785	23,011	149,554

2019 Contract Transactions
Contract purchase payments	480	—	120
Transfers between investment divisions, net	—	—	358,056
Transfers on account of death	(1,498)	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(36,877)	(754)	(126,754)
Contract fees	(335)	(25)	(258)
Transfers–rider fees and other	—	—	(610)

Net increase/(decrease) from contract transactions	(38,230)	(779)	230,554

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	298,555	22,232	380,108
Net Assets at December 31, 2018	1,086,305	74,647	588,329

Net Assets at December 31, 2019	$1,384,860	$96,879	$968,437

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(24,487)	$(3,771)	$(3,620)
Net realized gain/(loss) from sale of investments	70,299	593	725
Reinvested realized gain distributions	196,767	19,128	41,639
Net change in unrealized appreciation/(depreciation) of investments	216,359	21,820	(48,028)

Net increase/(decrease) resulting from operations	458,938	37,770	(9,284)

2020 Contract Transactions
Contract purchase payments	480	—	120
Transfers between investment divisions, net	(218,251)	—	40,563
Transfers on account of death	—	—	(21,309)
Transfers for annuity benefits, surrenders and partial withdrawals	(92,787)	(314)	(99,495)
Contract fees	(317)	(27)	(264)
Transfers–rider fees and other	236	—	(774)

Net increase/(decrease) from contract transactions	(310,639)	(341)	(81,159)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	148,299	37,429	(90,443)
Net Assets at December 31, 2019	1,384,860	96,879	968,437

Net Assets at December 31, 2020	$1,533,159	$134,308	$877,994

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-18

Investment Options
AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS Real Estate Investment Class B	AB VPS Class B	American Century VP Capital Appreciation Class I	Davis Financial	Davis Real Estate

1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 4/24/2019	1/1/2019 to 4/26/2019	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

$(9,544)	$(2,739)	$1,446	$1,672	$(13,142)	$(793)	$(1,990)
1,689	1,997	(11,219)	15,076	6,624	(4,944)	8,631
65,506	5,872	6,274	31,867	114,372	476	4,330
66,970	18,435	12,826	(3,500)	76,427	11,865	17,831

124,621	23,565	9,327	45,115	184,281	6,604	28,802

725	90	240	—	30	—	785
47,109	(1,388)	(74,273)	(369,629)	—	(41,554)	(17,984)
—	—	—	—	(49,052)	—	—
(1,029)	(4,416)	(3,140)	(30,099)	(83,750)	(2,256)	(4,995)
(96)	(33)	(21)	(56)	(219)	(12)	(48)
—	(6)	5	(3,121)	—	—	(98)

46,709	(5,753)	(77,189)	(402,905)	(132,991)	(43,822)	(22,340)

—	—	—	—	—	—	—

171,330	17,812	(67,862)	(357,790)	51,290	(37,218)	6,462
375,542	87,835	67,862	357,790	573,081	42,951	123,278

$546,872	$105,647	$—	$—	$624,371	$5,733	$129,740

$(8,205)	$(3,337)	$—	$—	$(13,338)	$154	$614
47,214	3,411	—	—	4,178	(1)	6,888
36,658	11,156	—	—	69,752	444	315
32,924	26,573	—	—	174,941	(1,031)	(24,980)

108,591	37,803	—	—	235,533	(434)	(17,163)

375	60	—	—	—	—	435
(170,754)	2,966	—	—	(4,448)	—	(45,277)
—	—	—	—	—	—	—
(30,736)	(3,535)	—	—	(39,928)	—	(2,254)
(95)	(30)	—	—	(193)	(1)	(44)
37	(9)	—	—	—	—	(78)

(201,173)	(548)	—	—	(44,569)	(1)	(47,218)

—	—	—	—	—	—	—

(92,582)	37,255	—	—	190,964	(435)	(64,381)
546,872	105,647	—	—	624,371	5,733	129,740

$454,290	$142,902	$—	$—	$815,335	$5,298	$65,359

B-19

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

2019 Increase/(Decrease) from Operations
Net investment income/(expense)	$(2,062)	$(3,285)	$(48,684)
Net realized gain/(loss) from sale of investments	(19,504)	13,044	208,382
Reinvested realized gain distributions	29,606	67,509	377,527
Net change in unrealized appreciation/(depreciation) of investments	139,227	203,398	250,487

Net increase/(decrease) resulting from operations	147,267	280,666	787,712

2019 Contract Transactions
Contract purchase payments	—	760	18,950
Transfers between investment divisions, net	(16,101)	47,473	(55,060)
Transfers on account of death	—	(8,880)	(77,741)
Transfers for annuity benefits, surrenders and partial withdrawals	(23,872)	(75,591)	(398,845)
Contract fees	(90)	(765)	(1,494)
Transfers–rider fees and other	(3,012)	—	(7,997)

Net increase/(decrease) from contract transactions	(43,075)	(37,003)	(522,187)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	104,192	243,663	265,525
Net Assets at December 31, 2018	519,251	1,283,888	2,902,789

Net Assets at December 31, 2019	$623,443	$1,527,551	$3,168,314

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,348)	$(7,794)	$(54,661)
Net realized gain/(loss) from sale of investments	(46,506)	21,835	178,421
Reinvested realized gain distributions	16,458	21,757	17,300
Net change in unrealized appreciation/(depreciation) of investments	97,131	253,707	677,618

Net increase/(decrease) resulting from operations	60,735	289,505	818,678

2020 Contract Transactions
Contract purchase payments	—	929	18,510
Transfers between investment divisions, net	(13,103)	156,965	(104,704)
Transfers on account of death	—	(22,916)	(7,792)
Transfers for annuity benefits, surrenders and partial withdrawals	(36,053)	(95,536)	(288,596)
Contract fees	(76)	(705)	(1,425)
Transfers–rider fees and other	(2,869)	214	(18,970)

Net increase/(decrease) from contract transactions	(52,101)	38,951	(402,977)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	8,634	328,456	415,701
Net Assets at December 31, 2019	623,443	1,527,551	3,168,314

Net Assets at December 31, 2020	$632,077	$1,856,007	$3,584,015

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-20

Investment Options
Fidelity VIP Equity Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Government Money Market Service Class 2	Templeton Growth VIP Class 2	Franklin Rising Dividends VIP Class 2

1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

$(241)	$(21,769)	$2,501	$(28,348)	$717	$2,220	$(2,459)
(1,312)	56,229	(475)	(40,231)	—	(22,275)	(161)
138,765	81,151	—	304,154	—	55,707	30,280
321,233	218,797	23,626	260,026	—	313	18,163

458,445	334,408	25,652	495,601	717	35,965	45,823

17,999	3,990	120	18,270	33,265	725	—
3,608	(139,517)	16,385	(104,453)	(167,849)	—	39,109
(7,568)	(20,288)	—	(21,608)	(36,332)	(6,426)	—
(365,841)	(115,988)	(26,928)	(265,042)	(157,122)	(65,236)	(1,015)
(867)	(395)	(42)	(861)	(1,129)	(209)	(31)
(4,260)	(2,193)	(1,879)	(48,041)	(3,297)	3	(1,542)

(356,929)	(274,391)	(12,344)	(421,735)	(332,464)	(71,143)	36,521

—	—	—	—	(27,700)	—	—

101,516	60,017	13,308	73,866	(359,447)	(35,178)	82,344
1,911,478	1,135,624	340,266	2,479,798	2,391,120	302,178	164,484

$2,012,994	$1,195,641	$353,574	$2,553,664	$2,031,673	$267,000	$246,828

$(3,146)	$(23,555)	$3,912	$(30,593)	$(39,852)	$2,759	$(1,559)
(55,593)	66,172	3,107	(207,175)	—	(10,709)	(1,771)
85,437	122,069	151	—	—	—	12,458
29,267	291,097	19,564	653,220	—	17,087	17,188

55,965	455,783	26,734	415,452	(39,852)	9,137	26,316

12,189	2,125	120	17,060	96,209	375	—
(5,394)	(8,600)	230,736	(147,051)	136,800	1,748	(49,230)
(25,330)	—	—	(301)	(6,986)	—	(4,727)
(230,792)	(131,575)	(25,869)	(84,305)	(327,611)	(14,160)	—
(784)	(415)	(25)	(732)	(1,059)	(196)	(14)
(3,481)	(2,135)	(1,843)	(45,479)	(611)	—	(1,095)

(253,592)	(140,600)	203,119	(260,808)	(103,258)	(12,233)	(55,066)

—	—	—	—	(61,501)	—	—

(197,627)	315,183	229,853	154,644	(204,611)	(3,096)	(28,750)
2,012,994	1,195,641	353,574	2,553,664	2,031,673	267,000	246,828

$1,815,367	$1,510,824	$583,427	$2,708,308	$1,827,062	$263,904	$218,078

B-21

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Franklin Small Cap Value VIP Class 2	Janus Henderson Forty Service Shares	Janus Henderson Flexible Bond Service Shares

	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

2019 Increase/(Decrease) from Operations
Net investment income/(expense)	$(864)	$(16,717)	$12,858
Net realized gain/(loss) from sale of investments	(15,059)	57,447	(1,789)
Reinvested realized gain distributions	13,125	73,074	—
Net change in unrealized appreciation/(depreciation) of investments	15,402	131,408	56,650

Net increase/(decrease) resulting from operations	12,604	245,212	67,719

2019 Contract Transactions
Contract purchase payments	120	8,252	8,492
Transfers between investment divisions, net	(37,966)	93,345	294,866
Transfers on account of death	—	—	(25,077)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,740)	(202,880)	(89,666)
Contract fees	(89)	(424)	(372)
Transfers–rider fees and other	(14)	(4,362)	(5,568)

Net increase/(decrease) from contract transactions	(42,689)	(106,069)	182,675

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(30,085)	139,143	250,394
Net Assets at December 31, 2018	69,413	709,077	960,091

Net Assets at December 31, 2019	$39,328	$848,220	$1,210,485

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(330)	$(11,406)	$8,965
Net realized gain/(loss) from sale of investments	(1,441)	40,861	1,598
Reinvested realized gain distributions	2,278	62,196	—
Net change in unrealized appreciation/(depreciation) of investments	355	183,614	84,514

Net increase/(decrease) resulting from operations	862	275,265	95,077

2020 Contract Transactions
Contract purchase payments	120	8,084	294
Transfers between investment divisions, net	—	(56,424)	166,410
Transfers on account of death	—	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(2,269)	(68,223)	(115,308)
Contract fees	(74)	(403)	(297)
Transfers–rider fees and other	(16)	(5,271)	(11,366)

Net increase/(decrease) from contract transactions	(2,239)	(122,237)	39,733

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(1,377)	153,028	134,810
Net Assets at December 31, 2019	39,328	848,220	1,210,485

Net Assets at December 31, 2020	$37,951	$1,001,248	$1,345,295

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-22

Investment Options
Janus Henderson Enterprise Service Shares	Janus Henderson Global Research Service Shares	MFS Total Return Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class

1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

$(16,157)	$(7,824)	$972	$(4,359)	$(12,015)	$(7,204)	$(13,406)
39,590	50,618	(109)	26,380	30,611	26,670	9,435
54,371	45,465	—	33,969	55,231	25,564	133,727
157,633	84,157	4,930	5,766	96,447	69,154	80,898

235,437	172,416	5,793	61,756	170,274	114,184	210,654

3,551	540	—	6,130	4,964	—	601
(10,159)	(10,276)	—	—	12,617	(56,970)	—
(28,132)	(905)	—	(255)	—	(2,386)	(434)
(20,782)	(74,032)	(2,547)	(61,677)	(29,827)	(33,708)	(50,837)
(328)	(349)	(11)	(196)	(282)	(199)	(244)
(10,279)	(55)	(90)	2	(1)	—	—

(66,129)	(85,077)	(2,648)	(55,996)	(12,529)	(93,263)	(50,914)

—	—	—	—	—	—	—

169,308	87,339	3,145	5,760	157,745	20,921	159,740
725,456	679,441	73,150	214,657	500,336	435,268	551,452

$894,764	$766,780	$76,295	$220,417	$658,081	$456,189	$711,192

$(15,068)	$(9,088)	$1,028	$(3,761)	$(13,298)	$(6,002)	$(14,942)
40,745	22,619	24	4,075	52,898	25,854	17,913
61,266	39,783	—	11,751	45,532	13,139	82,222
55,343	77,000	3,764	24,342	89,121	4,431	199,312

142,286	130,314	4,816	36,407	174,253	37,422	284,505

2,056	265	—	4,390	2,931	—	456
59,927	(11,605)	—	—	(20,674)	—	41,050
—	—	—	—	—	—	—
(66,402)	(22,287)	(1,317)	(5,960)	(46,086)	(92,292)	(91,716)
(282)	(287)	(8)	(138)	(285)	(163)	(215)
(10,305)	(56)	(84)	6	(130)	—	—

(15,006)	(33,970)	(1,409)	(1,702)	(64,244)	(92,455)	(50,425)

—	—	—	—	—	—	—

127,280	96,344	3,407	34,705	110,009	(55,033)	234,080
894,764	766,780	76,295	220,417	658,081	456,189	711,192

$1,022,044	$863,124	$79,702	$255,122	$768,090	$401,156	$945,272

B-23

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Service Class	Jennison Class II

	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020	1/1/2019 to 12/31/2020

2019 Increase/(Decrease) from Operations
Net investment income/(expense)	$10,188	$(290)	$(6,819)
Net realized gain/(loss) from sale of investments	(8,874)	664	24,698
Reinvested realized gain distributions	—	1,715	—
Net change in unrealized appreciation/(depreciation) of investments	55,507	7,639	61,615

Net increase/(decrease) resulting from operations	56,821	9,728	79,494

2019 Contract Transactions
Contract purchase payments	786	120	—
Transfers between investment divisions, net	28,422	—	—
Transfers on account of death	(6,035)	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(70,387)	(5,675)	(31,997)
Contract fees	(164)	(44)	(126)
Transfers–rider fees and other	(6,909)	(1,176)	—

Net increase/(decrease) from contract transactions	(54,287)	(6,775)	(32,123)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	2,534	2,953	47,371
Net Assets at December 31, 2018	603,161	55,827	263,140

Net Assets at December 31, 2019	$605,695	$58,780	$310,511

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$10,256	$(213)	$(8,525)
Net realized gain/(loss) from sale of investments	(4,794)	875	41,662
Reinvested realized gain distributions	—	1,587	—
Net change in unrealized appreciation/(depreciation) of investments	37,110	1,513	124,630

Net increase/(decrease) resulting from operations	42,572	3,762	157,767

2020 Contract Transactions
Contract purchase payments	441	120	—
Transfers between investment divisions, net	32,804	—	714
Transfers on account of death	—	(3,314)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(38,278)	(4,529)	(21,600)
Contract fees	(139)	(53)	(122)
Transfers–rider fees and other	(7,045)	(830)	—

Net increase/(decrease) from contract transactions	(12,217)	(8,606)	(21,008)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	30,355	(4,844)	136,759
Net Assets at December 31, 2019	605,695	58,780	310,511

Net Assets at December 31, 2020	$636,050	$53,936	$447,270

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-24

THE GUARDIAN SEPARATE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS (December 31, 2020)

NOTE 1 — ORGANIZATION

The Guardian Separate Account F (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on February 24, 2000, and commenced operations on October 9, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the various investment options based on the selected contract within the Account or the FRO. However, a contract owner may only invest in up to twenty investment options, including FRO, at any time. Contract owners who qualify may also purchase a Contract Anniversary Enhanced Death Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract, and/or a Living Benefit Rider, or an Earnings Benefit Rider, which provides for preservation of principal.

The fifty-one investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series

Victory 500 Index VIP Series
(formerly Victory S&P 500 Index VIP Series)

Victory High Yield VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory INCORE Investment Quality Bond VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Government Securities Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Value Opportunities Fund Series II

Invesco V.I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Growth and Income Fund Series II

Alger Capital Appreciation Portfolio Class I-2

Alger Capital Appreciation Portfolio Class S

AB VPS Growth and Income Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Global Thematic Growth Portfolio Class B

American Century VP Capital Appreciation Fund Class I

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund® Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Service Class 2

Templeton Growth VIP Fund Class 2

Franklin Rising Dividends VIP Fund Class 2

Franklin Small Cap Value VIP Fund Class 2

Janus Henderson Forty Portfolio Service Shares

Janus Henderson Flexible Bond Portfolio Service Shares

Janus Henderson Enterprise Portfolio Service Shares

Janus Henderson Global Research Portfolio Service Shares

MFS® Total Return Bond Series Service Class

MFS® Core Equity Portfolio Service Class

MFS® Growth Series Service Class

MFS® Investors Trust Series Service Class

MFS® New Discovery Series Service Class

MFS® VIT II Income Portfolio Series Service Class
(formerly MFS® VIT II Strategic Income Portfolio Service Class)

MFS® Total Return Series Service Class

Jennison Portfolio Class II

Below funds were liquidated and no longer available as an investment option under this contract:

AB VPS Real Estate Investment Portfolio Class B (April 24, 2019)

AB VPS Value Portfolio Class B (April 26, 2019)

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

B-25

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by contract owners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2020, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2020, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

B-26

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

As of December 31, 2020, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $48,662,686.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2020, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2020, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983, 2000 and 2012 Individual Annuity Mortality Tables and the assumed investment return is between 1.5%—6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC. These amounts are reflected in the “Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period” in the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts. The Tax Cuts and Jobs Act which was enacted into law on December 22, 2017 does not contain any provisions which would impact the status of this policy.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-27

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2020, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$688,423	$464,908
Victory 500 Index VIP Series (formerly Victory S&P 500 Index VIP Series)	826,207	233,566
Victory High Yield VIP Series	168,964	258,149
Victory INCORE Low Duration Bond VIP Series	43,325	50,834
Victory RS Small Cap Growth Equity VIP Series	846,406	954,661
Victory RS International VIP Series	82,289	230,548
Victory Sophus Emerging Markets VIP Series	33,180	72,004
Victory INCORE Investment Quality Bond VIP Series	297,801	529,741
Gabelli Capital Asset Fund	1,835	7
Value Line Centurion Fund	98,588	54,328
Value Line Strategic Asset Management Trust	209,446	262,066
Invesco V.I. American Franchise Fund Series I	47,105	176,720
Invesco V.I. Government Securities Fund Series I	75,454	165,676
Invesco V.I. Core Equity Fund Series I	89,038	34,859
Invesco V.I. American Franchise Fund Series II	2,930	2,068
Invesco V.I. Value Opportunities Fund Series II	1,292	7,035
Invesco V.I. Government Securities Fund Series II	16,387	13,123
Invesco V.I. Mid Cap Core Equity Fund Series II	1,973	5
Invesco V.I. Core Equity Fund Series II	807	140
Invesco V.I. Growth and Income Fund Series II	33,125	79,634
Alger Capital Appreciation Portfolio Class I-2	1,062,748	1,201,621
Alger Capital Appreciation Portfolio Class S	19,128	2,343
AB VPS Growth and Income Portfolio Class B	92,301	135,721
AB VPS Large Cap Growth Portfolio Class B	908,350	1,080,864
AB VPS Global Thematic Growth Portfolio Class B	16,495	9,357
American Century VP Capital Appreciation Fund Class I	69,752	57,570
Davis Financial Portfolio	546	2
Davis Real Estate Portfolio	2,510	48,591
Davis Value Portfolio	56,604	99,134
Fidelity VIP Balanced Portfolio Service Class 2	210,285	158,177
Fidelity VIP Contrafund Portfolio Service Class 2	111,177	551,297
Fidelity VIP Equity-Income Portfolio Service Class 2	197,944	369,507
Fidelity VIP Growth Portfolio Service Class 2	203,083	245,085
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	258,772	51,852
Fidelity VIP Mid Cap Portfolio Service Class 2	898,045	1,189,785
Fidelity VIP Government Money Market Portfolio Service Class 2	4,320,628	4,464,036
Templeton Growth VIP Fund Class 2	9,266	19,192
Franklin Rising Dividends VIP Fund Class 2	15,396	60,066
Franklin Small Cap Value VIP Fund Class 2	2,934	2,359
Janus Henderson Forty Portfolio Service Shares	86,564	158,114
Janus Henderson Flexible Bond Portfolio Service Shares	195,779	146,581
Janus Henderson Enterprise Portfolio Service Shares	123,595	92,974
Janus Henderson Global Research Portfolio Service Shares	45,249	48,652
MFS Total Return Bond Series Service Class	2,705	1,410
MFS Core Equity Portfolio Service Class	17,515	11,324
MFS Growth Series Service Class	66,985	99,697
MFS Investors Trust Series Service Class	14,962	99,455
MFS New Discovery Series Service Class	129,309	112,512
MFS VIT II Income Portfolio Series Service Class (formerly MFS VIT II Strategic Income Portfolio Service Class)	54,994	57,255
MFS Total Return Series Service Class	2,925	8,726
Jennison Portfolio Class II	27,583	57,591

Total	$12,788,704	$14,230,922

B-28

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through redemption of units. For the years ended December 31, 2020 and 2019, contract fees amounted to $16,561 and $18,525, respectively and are reflected in “Contract fees” in the Statements of Changes in Net Assets.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.55% for the first four contract years and thereafter 1.45% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB) or Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and/or Living Benefit Rider (LBR) and/or Earnings Benefit Rider (EBR), with an annual rate of .50%;

c)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%.

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional optional benefit riders deducted from accumulation value as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50%;

b)	Annual Single Lifetime Focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance.

c)	Annual Lifetime Asset Access Enhanced Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance;

d)	Annual Spousal Asset Access Enhanced Guaranteed Minimum Withdrawal Benefit and Lifetime focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .75% depending on the option of adjusted Guaranteed Withdrawal Balance.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Park Avenue Institutional Advisers LLC (“PAIA”), a wholly-owned subsidiary of Guardian Investor Services, LLC, which is a wholly owned subsidiary of The Guardian Life Insurance Company of America, serves as the sub-advisor to Victory High Yield VIP Series. Under an investment sub-advisory agreement between Victory Capital Management Inc. (“Victory Capital”), an unaffiliated third party investment adviser and PAIA (sub-adviser) for the Victory High Yield VIP Series, Victory Capital pays a monthly fee to the sub-adviser for investment advisory services in an amount equal to 28% of all fees due from such Fund to the Adviser. The sub-advisory fee payable to PAIA also covers the administrative and accounting services provided by PAIA.

B-29

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

GIAC has administrative service fee agreements with Victory Capital Management Inc, Gabelli Capital Asset Fund, Invesco Advisors, Inc., Fred Alger Management, Inc., AllianceBernstein LP, American Century Investment Management Inc., Davis Selected Advisors LP, Fidelity Management & Research Company, Franklin Advisers, Inc., Janus Henderson Group PLC, Massachusetts Financial Services Company, Prudential Investments, LLC, Templeton Global Advisers Limited, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to ..50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through redemption in units and paid to GIAC during the following years:

Number of Contract Years Completed	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (C+C)	Contingent Deferred Sales Charge Percentage for First Five Contract Years Completed (CXC)

0	3%	—

1	2%	4%

2	1%	3%

3	1%	3%

4	0%	2%

5	—	2%

6+	—	0%

There were no contingent deferred sales charges for the years ended December 31, 2020 and 2019.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2020 and 2019, were as follows:

	2020			2019
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Victory RS Large Cap Alpha VIP Series	15,120	10,594	4,526	7,547	47,607	(40,060)
Victory 500 Index VIP Series (formerly Victory S&P 500 Index VIP Series)	4,693	6,024	(1,331)	4,617	21,144	(16,527)
Victory High Yield VIP Series	36	6,415	(6,379)	1,247	20,321	(19,074)
Victory INCORE Low Duration Bond VIP Series	2,341	2,654	(313)	63	6,235	(6,172)
Victory RS Small Cap Growth Equity VIP Series	425	12,575	(12,150)	1,426	20,457	(19,031)
Victory RS International VIP Series	98	12,118	(12,020)	3,036	9,224	(6,188)
Victory Sophus Emerging Markets VIP Series	548	1,480	(932)	334	5,897	(5,563)
Victory INCORE Investment Quality Bond VIP Series	9,187	21,072	(11,885)	16,464	56,268	(39,804)
Gabelli Capital Asset Fund	36	—	36	62	—	62
Value Line Centurion Fund	2,332	3,127	(795)	25	1,902	(1,877)
Value Line Strategic Asset Management Trust	186	8,506	(8,320)	13,675	29,424	(15,749)
Invesco V.I. American Franchise Fund Series I	1,435	14,413	(12,978)	4,075	18,937	(14,862)
Invesco V.I. Government Securities Fund Series I	3,598	8,973	(5,375)	3,043	13,483	(10,440)
Invesco V.I. Core Equity Fund Series I	—	1,708	(1,708)	1	2,873	(2,872)

B-30

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

	2020			2019
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Invesco V.I. American Franchise Fund Series II	6	64	(58)	14	2,291	(2,277)
Invesco V.I. Value Opportunities Fund Series II	—	483	(483)	—	2,832	(2,832)
Invesco V.I. Government Securities Fund Series II	748	354	394	624	6,767	(6,143)
Invesco V.I. Mid Cap Core Equity Fund Series II	—	—	—	—	—	—
Invesco V.I. Core Equity Fund Series II	—	7	(7)	—	38	(38)
Invesco V.I. Growth and Income Fund Series II	739	3,243	(2,504)	88	4,027	(3,939)
Alger Capital Appreciation Portfolio Class I-2	15	10,433	(10,418)	1,731	3,344	(1,613)
Alger Capital Appreciation Portfolio Class S	—	7	(7)	—	21	(21)
AB VPS Growth and Income Portfolio Class B	1,606	5,397	(3,791)	17,749	8,242	9,507
AB VPS Large Cap Growth Portfolio Class B	10	6,112	(6,102)	1,541	36	1,505
AB VPS Global Thematic Growth Portfolio Class B	185	249	(64)	5	361	(356)
AB VPS Real Estate Investment Portfolio Class B	—	—	—	10	3,194	(3,184)
AB VPS Value Portfolio Class B	—	—	—	—	23,503	(23,503)
American Century VP Capital Appreciation Fund Class I	—	1,812	(1,812)	3,671	9,838	(6,167)
Davis Financial Portfolio	—	—	—	—	2,331	(2,331)
Davis Real Estate Portfolio	25	2,828	(2,803)	40	1,149	(1,109)
Davis Value Portfolio	—	2,211	(2,211)	—	2,130	(2,130)
Fidelity VIP Balanced Portfolio Service Class 2	6,174	5,286	888	7,354	9,247	(1,893)
Fidelity VIP Contrafund Portfolio Service Class 2	609	12,228	(11,619)	4,281	24,360	(20,079)
Fidelity VIP Equity-Income Portfolio Service Class 2	684	12,851	(12,167)	3,322	20,368	(17,046)
Fidelity VIP Growth Portfolio Service Class 2	6,205	12,555	(6,350)	235	15,348	(15,113)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	15,480	1,911	13,569	1,216	2,117	(901)
Fidelity VIP Mid Cap Portfolio Service Class 2	552	4,976	(4,424)	498	10,668	(10,170)
Fidelity VIP Government Money Market Portfolio Service Class 2	19,893	35,250	(15,357)	3,494	40,778	(37,284)
Templeton Growth VIP Fund Class 2	142	908	(766)	44	4,462	(4,418)
Franklin Rising Dividends VIP Fund Class 2	—	1,903	(1,903)	1,538	42	1,496
Franklin Small Cap Value VIP Fund Class 2	6	114	(108)	6	1,924	(1,918)
Janus Henderson Forty Portfolio Service Shares	273	4,253	(3,980)	4,280	7,961	(3,681)
Janus Henderson Flexible Bond Portfolio Service Shares	10,775	8,788	1,987	18,855	9,826	9,029
Janus Henderson Enterprise Portfolio Service Shares	3,323	3,958	(635)	212	3,192	(2,980)
Janus Henderson Global Research Portfolio Service Shares	526	3,472	(2,946)	51	8,066	(8,015)
MFS Total Return Bond Series Service Class	—	98	(98)	—	198	(198)
MFS Core Equity Portfolio Service Class	1,466	1,598	(132)	397	3,794	(3,397)
MFS Growth Series Service Class	318	3,717	(3,399)	4,014	5,189	(1,175)
MFS Investors Trust Series Service Class	—	4,408	(4,408)	—	4,861	(4,861)
MFS New Discovery Series Service Class	1,180	3,082	(1,902)	184	2,244	(2,060)
MFS VIT II Income Portfolio Series Service Class (formerly MFS VIT II Strategic Income Portfolio Service Class)	1,673	1,979	(306)	1,543	3,921	(2,378)
MFS Total Return Series Service Class	7	263	(256)	7	327	(320)
Jennison Portfolio Class II	—	865	(865)	181	1,773	(1,592)

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

B-31

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Victory RS Large Cap Alpha VIP Series	2020	168,505	$16.09	to	$16.92	$2,833,996	1.65%	to	1.90%	1.37%	-2.33%	to	-2.09%
	2019	163,979	16.47	to	17.28	2,814,950	1.65%	to	1.90%	0.94%	28.68%	to	29.00%
	2018	204,039	12.80	to	13.40	2,710,360	1.65%	to	1.90%	0.04%	-10.72%	to	-10.50%
	2017	246,024	13.73	to	14.97	3,655,711	1.65%	to	2.15%	1.06%	16.13%	to	16.71%
	2016	273,652	11.82	to	12.83	3,480,077	1.65%	to	2.15%	1.09%	6.69%	to	7.23%
Victory 500 Index VIP Series (formerly Victory S&P 500 Index VIP Series)	2020	103,324	$24.37	to	$26.97	$2,751,302	1.65%	to	2.15%	2.09%	17.56%	to	18.15%
	2019	104,655	20.73	to	22.83	2,363,812	1.65%	to	2.15%	1.92%	28.24%	to	28.89%
	2018	121,182	16.16	to	17.71	2,124,661	1.65%	to	2.15%	0.13%	-6.69%	to	-6.22%
	2017	129,293	17.32	to	18.88	2,419,195	1.65%	to	2.15%	1.80%	19.00%	to	19.60%
	2016	137,309	14.56	to	15.79	2,149,932	1.65%	to	2.15%	1.94%	9.35%	to	9.90%
Victory High Yield VIP Series	2020	59,025	$22.40	to	$24.79	$1,453,922	1.65%	to	2.15%	6.81%	5.61%	to	6.14%
	2019	65,404	21.21	to	23.35	1,518,284	1.65%	to	2.15%	6.17%	13.42%	to	13.99%
	2018	84,478	18.70	to	20.49	1,722,416	1.65%	to	2.15%	0.56%	-1.85%	to	-1.36%
	2017	99,997	19.05	to	20.77	2,065,437	1.65%	to	2.15%	5.89%	7.59%	to	8.13%
	2016	107,059	17.71	to	19.21	2,045,346	1.65%	to	2.15%	6.86%	12.97%	to	13.53%
Victory INCORE Low Duration Bond VIP Series	2020	51,009	$11.38	to	$11.88	$604,867	1.65%	to	1.90%	2.55%	2.35%	to	2.61%
	2019	51,322	11.12	to	11.58	593,039	1.65%	to	1.90%	1.91%	1.83%	to	2.08%
	2018	57,494	10.92	to	11.34	650,720	1.65%	to	1.90%	0.49%	-0.90%	to	-0.65%
	2017	69,353	11.02	to	11.42	790,460	1.65%	to	1.90%	1.34%	-0.29%	to	-0.04%
	2016	81,243	11.05	to	11.42	925,720	1.65%	to	1.90%	1.35%	0.11%	to	0.36%
Victory RS Small Cap Growth Equity VIP Series	2020	56,572	$45.11	to	$49.92	$2,801,790	1.65%	to	2.15%	0.00%	35.10%	to	35.78%
	2019	68,722	33.39	to	36.77	2,507,675	1.65%	to	2.15%	0.00%	35.82%	to	36.50%
	2018	87,753	24.58	to	26.94	2,339,815	1.65%	to	2.15%	0.00%	-10.21%	to	-9.76%
	2017	120,927	27.38	to	29.85	3,580,036	1.65%	to	2.15%	0.00%	35.24%	to	35.92%
	2016	144,024	20.25	to	21.96	3,136,541	1.65%	to	2.15%	0.00%	-0.74%	to	-0.24%
Victory RS International VIP Series	2020	56,595	$15.95	to	$17.65	$988,030	1.65%	to	2.15%	2.63%	3.96%	to	4.48%
	2019	68,615	15.34	to	16.90	1,145,382	1.65%	to	2.15%	2.26%	20.16%	to	20.77%
	2018	74,803	12.77	to	13.99	1,033,502	1.65%	to	2.15%	0.79%	-12.57%	to	-12.13%
	2017	127,438	14.61	to	15.92	2,012,218	1.65%	to	2.15%	2.01%	23.00%	to	23.62%
	2016	140,963	11.87	to	12.88	1,799,267	1.65%	to	2.15%	2.00%	-0.58%	to	-0.08%
Victory Sophus Emerging Markets VIP Series	2020	14,117	$42.43	to	$44.64	$625,468	1.65%	to	1.90%	2.11%	13.96%	to	14.25%
	2019	15,049	37.24	to	39.07	583,348	1.65%	to	1.90%	0.99%	20.80%	to	21.10%
	2018	20,612	30.82	to	32.27	659,837	1.65%	to	1.90%	0.82%	-20.50%	to	-20.30%
	2017	27,198	37.13	to	40.48	1,094,855	1.65%	to	2.15%	0.85%	39.82%	to	40.52%
	2016	32,485	26.56	to	28.81	927,888	1.65%	to	2.15%	0.85%	9.18%	to	9.73%
Victory INCORE Investment Quality Bond VIP Series	2020	153,868	$17.68	to	$19.56	$2,998,158	1.65%	to	2.15%	2.93%	6.02%	to	6.56%
	2019	165,753	16.67	to	18.36	3,030,251	1.65%	to	2.15%	2.60%	5.42%	to	5.95%
	2018	205,557	16.56	to	17.33	3,537,921	1.65%	to	1.90%	0.61%	-2.30%	to	-2.05%
	2017	249,307	16.94	to	17.69	4,386,090	1.65%	to	1.90%	2.27%	2.18%	to	2.43%
	2016	277,944	16.58	to	17.27	4,774,871	1.65%	to	1.90%	2.36%	1.57%	to	1.82%
Gabelli Capital Asset Fund	2020	672	$25.14	to	$25.14	$16,886	1.65%	to	1.65%	0.18%	4.59%	to	4.59%
	2019	636	24.04	to	24.04	15,290	1.65%	to	1.65%	0.37%	17.54%	to	17.54%
	2018	574	20.45	to	20.45	11,736	1.65%	to	1.65%	0.17%	-12.55%	to	-12.55%
	2017	2,205	23.39	to	23.39	51,563	1.65%	to	1.65%	0.27%	18.51%	to	18.51%
	2016	2,485	19.74	to	19.74	49,046	1.65%	to	1.65%	0.56%	12.36%	to	12.36%
Value Line Centurion Fund	2020	20,582	$16.76	to	$17.63	$357,197	1.65%	to	1.90%	0.08%	15.32%	to	15.61%
	2019	21,377	14.53	to	15.25	321,145	1.65%	to	1.90%	0.05%	30.55%	to	30.88%
	2018	23,254	11.13	to	11.65	267,356	1.65%	to	1.90%	0.24%	-1.67%	to	-1.42%
	2017	25,012	10.84	to	11.82	291,925	1.65%	to	2.15%	0.18%	17.15%	to	17.74%
	2016	24,485	9.25	to	10.04	242,801	1.65%	to	2.15%	0.19%	4.57%	to	5.10%

B-32

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Value Line Strategic Asset Management Trust	2020	92,382	$23.68	to	$26.21	$2,407,323	1.65%	to	2.15%	0.49%	15.45%	to	16.03%
	2019	100,702	20.51	to	22.59	2,261,293	1.65%	to	2.15%	0.67%	24.91%	to	25.54%
	2018	116,451	16.42	to	17.99	2,076,741	1.65%	to	2.15%	0.73%	-2.04%	to	-1.54%
	2017	135,449	16.76	to	18.28	2,454,449	1.65%	to	2.15%	0.55%	14.39%	to	14.96%
	2016	152,931	14.65	to	15.90	2,412,711	1.65%	to	2.15%	0.61%	3.25%	to	3.77%
Invesco V.I. American Franchise Fund Series I	2020	47,938	$13.81	to	$15.28	$711,833	1.65%	to	2.15%	0.06%	39.30%	to	40.00%
	2019	60,916	9.91	to	10.92	647,111	1.65%	to	2.15%	0.00%	33.83%	to	34.50%
	2018	75,778	7.41	to	8.12	600,610	1.65%	to	2.15%	0.00%	-5.68%	to	-5.21%
	2017	91,889	7.85	to	8.56	767,672	1.65%	to	2.15%	0.08%	24.62%	to	25.24%
	2016	91,789	6.30	to	6.84	612,058	1.65%	to	2.15%	0.00%	0.08%	to	0.58%
Invesco V.I. Government Securities Fund Series I	2020	51,540	$14.90	to	$15.67	$805,236	1.65%	to	1.90%	2.39%	4.26%	to	4.52%
	2019	56,915	14.29	to	15.00	851,154	1.65%	to	1.90%	2.43%	4.07%	to	4.33%
	2018	67,355	13.73	to	14.37	963,576	1.65%	to	1.90%	2.14%	-1.34%	to	-1.10%
	2017	81,173	13.92	to	14.53	1,175,170	1.65%	to	1.90%	2.07%	0.03%	to	0.28%
	2016	90,588	13.92	to	14.49	1,307,372	1.65%	to	1.90%	1.96%	-0.69%	to	-0.44%
Invesco V.I. Core Equity Fund Series I	2020	22,057	$16.16	to	$17.00	$372,611	1.65%	to	1.90%	1.37%	11.69%	to	11.97%
	2019	23,765	14.46	to	15.18	358,744	1.65%	to	1.90%	0.96%	26.52%	to	26.84%
	2018	26,637	11.43	to	11.97	317,167	1.65%	to	1.90%	0.88%	-11.11%	to	-10.89%
	2017	34,671	12.86	to	13.43	463,473	1.65%	to	1.90%	1.00%	11.03%	to	11.31%
	2016	43,025	11.58	to	12.06	516,972	1.65%	to	1.90%	0.74%	8.17%	to	8.44%
Invesco V.I. American Franchise Fund Series II	2020	1,025	$31.31	to	$31.31	$32,103	1.65%	to	1.65%	0.00%	39.65%	to	39.65%
	2019	1,083	22.42	to	22.42	24,289	1.65%	to	1.65%	0.00%	34.18%	to	34.18%
	2018	3,360	16.71	to	16.71	56,133	1.65%	to	1.65%	0.00%	-5.47%	to	-5.47%
	2017	3,725	17.68	to	17.68	65,841	1.65%	to	1.65%	0.00%	24.93%	to	24.93%
	2016	4,497	14.15	to	14.15	63,619	1.65%	to	1.65%	0.00%	0.33%	to	0.33%
Invesco V.I. Value Opportunities Fund Series II	2020	1,908	$15.51	to	$15.51	$29,585	1.65%	to	1.65%	0.09%	3.59%	to	3.59%
	2019	2,391	14.97	to	14.97	35,789	1.65%	to	1.65%	0.00%	27.98%	to	27.98%
	2018	5,223	11.70	to	11.70	61,095	1.65%	to	1.65%	0.00%	-20.68%	to	-20.68%
	2017	5,667	14.75	to	14.75	83,567	1.65%	to	1.65%	0.02%	15.30%	to	15.30%
	2016	2,769	12.79	to	12.79	35,420	1.65%	to	1.65%	0.08%	15.97%	to	15.97%
Invesco V.I. Government Securities Fund Series II	2020	22,153	$12.31	to	$12.81	$282,293	1.65%	to	1.90%	2.23%	3.96%	to	4.22%
	2019	21,759	11.84	to	12.29	266,106	1.65%	to	1.90%	2.24%	3.75%	to	4.01%
	2018	27,902	11.41	to	11.81	328,279	1.65%	to	1.90%	1.93%	-1.60%	to	-1.36%
	2017	29,086	11.60	to	11.98	346,959	1.65%	to	1.90%	1.81%	-0.21%	to	0.04%
	2016	32,440	11.62	to	11.97	387,051	1.65%	to	1.90%	1.72%	-0.92%	to	-0.67%
Invesco V.I. Mid Cap Core Equity Fund Series II	2020	417	$21.87	to	$21.87	$9,118	1.65%	to	1.65%	0.50%	7.14%	to	7.14%
	2019	417	20.41	to	20.41	8,515	1.65%	to	1.65%	0.22%	22.98%	to	22.98%
	2018	417	16.60	to	16.60	6,929	1.65%	to	1.65%	0.06%	-13.06%	to	-13.06%
	2017	1,662	19.09	to	19.09	31,727	1.65%	to	1.65%	0.32%	12.76%	to	12.76%
	2016	1,662	16.93	to	16.93	28,141	1.65%	to	1.65%	0.00%	11.29%	to	11.29%
Invesco V.I. Core Equity Fund Series II	2020	111	$23.94	to	$23.94	$2,667	1.65%	to	1.65%	1.09%	11.70%	to	11.70%
	2019	118	21.43	to	21.43	2,530	1.65%	to	1.65%	0.17%	26.55%	to	26.55%
	2018	156	16.70	to	16.93	2,628	1.65%	to	1.75%	0.00%	-11.19%	to	-11.10%
	2017	1,159	19.05	to	19.05	22,068	1.65%	to	1.65%	0.81%	11.02%	to	11.02%
	2016	1,235	17.16	to	17.16	21,185	1.65%	to	1.65%	0.44%	8.20%	to	8.20%
Invesco V.I. Growth and Income Fund Series II	2020	18,328	$24.79	to	$25.98	$474,370	1.65%	to	1.90%	1.96%	-0.08%	to	0.17%
	2019	20,832	24.81	to	25.94	535,711	1.65%	to	1.90%	1.47%	22.49%	to	22.79%
	2018	24,771	19.43	to	21.12	519,595	1.65%	to	2.15%	1.70%	-15.44%	to	-15.01%
	2017	29,386	22.98	to	24.85	726,320	1.65%	to	2.15%	1.32%	11.60%	to	12.16%
	2016	30,267	20.59	to	22.16	666,562	1.65%	to	2.15%	0.84%	16.87%	to	17.46%

B-33

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Alger Capital Appreciation Portfolio Class I-2	2020	39,950	$36.45	to	$38.35	$1,528,758	1.65%	to	1.90%	0.00%	39.06%	to	39.41%
	2019	50,368	26.21	to	27.51	1,381,703	1.65%	to	1.90%	0.00%	31.06%	to	31.38%
	2018	51,981	20.00	to	20.94	1,083,902	1.65%	to	1.90%	0.09%	-1.99%	to	-1.75%
	2017	40,681	20.41	to	21.31	862,511	1.65%	to	1.90%	0.15%	28.60%	to	28.92%
	2016	50,303	15.87	to	16.53	826,493	1.65%	to	1.90%	0.17%	-1.40%	to	-1.16%
Alger Capital Appreciation Portfolio Class S	2020	2,164	$62.06	to	$62.06	$134,308	1.65%	to	1.65%	0.00%	39.06%	to	39.06%
	2019	2,171	44.63	to	44.63	96,879	1.65%	to	1.65%	0.00%	31.05%	to	31.05%
	2018	2,192	33.58	to	34.05	74,647	1.65%	to	1.75%	0.00%	-2.11%	to	-2.01%
	2017	1,979	34.75	to	34.75	68,788	1.65%	to	1.65%	0.00%	28.58%	to	28.58%
	2016	3,768	27.03	to	27.03	101,842	1.65%	to	1.65%	0.00%	-1.43%	to	-1.43%
AB VPS Growth and Income Portfolio Class B	2020	33,680	$23.81	to	$26.15	$869,227	1.65%	to	2.15%	1.29%	0.28%	to	0.78%
	2019	37,471	23.75	to	25.94	958,983	1.65%	to	2.15%	1.16%	20.97%	to	21.58%
	2018	27,964	19.63	to	21.34	585,379	1.65%	to	2.15%	0.76%	-7.86%	to	-7.40%
	2017	36,080	21.30	to	23.04	813,909	1.65%	to	2.15%	1.25%	16.06%	to	16.64%
	2016	39,467	18.36	to	19.75	764,728	1.65%	to	2.15%	0.82%	8.69%	to	9.24%
AB VPS Large Cap Growth Portfolio Class B	2020	10,169	$44.67	to	$44.67	$454,290	1.65%	to	1.65%	0.00%	32.92%	to	32.92%
	2019	16,271	33.61	to	33.61	546,872	1.65%	to	1.65%	0.00%	32.15%	to	32.15%
	2018	14,766	25.43	to	25.43	375,542	1.65%	to	1.65%	0.00%	0.64%	to	0.64%
	2017	2,425	25.27	to	25.27	61,286	1.65%	to	1.65%	0.00%	29.50%	to	29.50%
	2016	4,648	19.51	to	19.51	90,694	1.65%	to	1.65%	0.00%	0.66%	to	0.66%
AB VPS Global Thematic Growth Portfolio Class B	2020	5,667	$23.45	to	$24.57	$137,169	1.65%	to	1.90%	0.44%	36.44%	to	36.79%
	2019	5,731	17.18	to	17.96	101,456	1.65%	to	1.90%	0.16%	27.33%	to	27.65%
	2018	6,087	13.50	to	14.07	84,552	1.65%	to	1.90%	0.00%	-11.69%	to	-11.47%
	2017	8,934	15.28	to	15.89	140,808	1.65%	to	1.90%	0.28%	33.72%	to	34.05%
	2016	8,375	11.43	to	11.86	98,466	1.65%	to	1.90%	0.00%	-2.76%	to	-2.51%
AB VPS Real Estate Investment Portfolio Class B(4)	2020	—	$—		$—	$—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	3,184	21.31	to	21.31	67,862	1.65%	to	1.65%	1.50%	-6.02%	to	-6.02%
	2017	4,011	22.68	to	22.68	90,961	1.65%	to	1.65%	1.49%	4.62%	to	4.62%
	2016	5,389	21.68	to	21.68	116,826	1.65%	to	1.65%	1.76%	5.61%	to	5.61%
AB VPS Value Portfolio Class B(5)	2020	—	$—		$—	$—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	23,503	14.11	to	15.33	355,286	1.65%	to	2.15%	0.96%	-17.16%	to	-16.74%
	2017	33,256	17.03	to	18.42	605,364	1.65%	to	2.15%	1.16%	10.87%	to	11.43%
	2016	35,429	15.36	to	16.53	577,517	1.65%	to	2.15%	1.45%	8.90%	to	9.45%
American Century VP Capital Appreciation Fund Class I	2020	25,209	$30.99	to	$32.60	$814,170	1.65%	to	1.90%	0.00%	39.75%	to	40.10%
	2019	27,021	22.18	to	23.27	623,540	1.65%	to	1.90%	0.00%	33.00%	to	33.33%
	2018	33,188	16.67	to	17.45	572,457	1.65%	to	1.90%	0.00%	-6.99%	to	-6.76%
	2017	38,645	17.93	to	18.72	715,425	1.65%	to	1.90%	0.00%	19.49%	to	19.79%
	2016	44,415	15.00	to	15.63	685,355	1.65%	to	1.90%	0.00%	1.27%	to	1.52%
Davis Financial Portfolio	2020	282	$18.81	to	$18.81	$5,298	1.65%	to	1.65%	1.58%	-7.54%	to	-7.54%
	2019	282	20.35	to	20.35	5,733	1.65%	to	1.65%	0.39%	23.79%	to	23.79%
	2018	2,613	16.44	to	16.44	42,951	1.65%	to	1.65%	1.26%	-12.14%	to	-12.14%
	2017	2,978	18.71	to	18.71	55,713	1.65%	to	1.65%	0.71%	19.42%	to	19.42%
	2016	357	15.67	to	15.67	5,587	1.65%	to	1.65%	1.06%	12.36%	to	12.36%
Davis Real Estate Portfolio	2020	3,529	$18.52	to	$18.52	$65,359	1.65%	to	1.65%	1.88%	-9.60%	to	-9.60%
	2019	6,332	20.49	to	20.49	129,740	1.65%	to	1.65%	0.97%	23.67%	to	23.67%
	2018	7,441	16.57	to	16.57	123,278	1.65%	to	1.65%	2.75%	-6.38%	to	-6.38%
	2017	7,908	17.70	to	17.70	139,944	1.65%	to	1.65%	1.22%	6.46%	to	6.46%
	2016	7,712	16.62	to	16.62	128,195	1.65%	to	1.65%	1.75%	7.89%	to	7.89%
Davis Value Portfolio	2020	26,392	$23.95	to	$23.95	$632,077	1.65%	to	1.65%	0.70%	9.88%	to	9.88%
	2019	28,603	21.80	to	21.80	623,443	1.65%	to	1.65%	1.58%	29.01%	to	29.01%
	2018	30,733	16.90	to	16.90	519,251	1.65%	to	1.65%	0.87%	-15.03%	to	-15.03%
	2017	33,371	19.88	to	19.88	663,535	1.65%	to	1.65%	0.74%	20.61%	to	20.61%
	2016	37,751	16.49	to	16.49	622,366	1.65%	to	1.65%	1.25%	10.03%	to	10.03%
Fidelity VIP Balanced Portfolio Service Class 2	2020	68,832	$24.56	to	$27.18	$1,854,996	1.65%	to	2.15%	1.28%	19.51%	to	20.11%
	2019	67,944	20.55	to	22.63	1,526,710	1.65%	to	2.15%	1.56%	21.46%	to	22.07%
	2018	69,837	16.92	to	18.54	1,283,199	1.65%	to	2.15%	1.23%	-6.48%	to	-6.01%
	2017	78,239	18.09	to	19.73	1,530,613	1.65%	to	2.15%	1.27%	13.63%	to	14.20%
	2016	91,954	15.92	to	17.27	1,576,945	1.65%	to	2.15%	1.08%	4.69%	to	5.21%

B-34

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Contrafund Portfolio Service Class 2	2020	93,676	$34.20	to	$37.85	$3,516,840	1.65%	to	2.15%	0.08%	27.44%	to	28.08%
	2019	105,295	26.84	to	29.55	3,087,199	1.65%	to	2.15%	0.21%	28.47%	to	29.11%
	2018	125,374	20.89	to	22.89	2,842,136	1.65%	to	2.15%	0.43%	-8.64%	to	-8.18%
	2017	146,357	22.86	to	24.93	3,619,181	1.65%	to	2.15%	0.74%	18.99%	to	19.58%
	2016	175,225	19.22	to	20.84	3,620,930	1.65%	to	2.15%	0.59%	5.42%	to	5.95%
Fidelity VIP Equity-Income Portfolio Service Class 2	2020	76,881	$22.38	to	$23.54	$1,799,139	1.65%	to	1.90%	1.54%	4.42%	to	4.68%
	2019	89,048	21.43	to	22.49	1,991,287	1.65%	to	1.90%	1.75%	24.70%	to	25.01%
	2018	106,094	17.19	to	17.99	1,897,554	1.65%	to	1.90%	1.98%	-10.27%	to	-10.04%
	2017	129,644	18.34	to	20.00	2,577,606	1.65%	to	2.15%	1.44%	10.24%	to	10.79%
	2016	152,254	16.64	to	18.05	2,723,842	1.65%	to	2.15%	2.15%	15.19%	to	15.77%
Fidelity VIP Growth Portfolio Service Class 2	2020	53,673	$26.77	to	$28.17	$1,503,944	1.65%	to	1.90%	0.04%	40.83%	to	41.18%
	2019	60,023	19.01	to	19.95	1,188,455	1.65%	to	1.90%	0.06%	31.44%	to	31.77%
	2018	75,136	14.46	to	15.14	1,128,328	1.65%	to	1.90%	0.04%	-2.32%	to	-2.07%
	2017	92,463	14.81	to	15.46	1,418,976	1.65%	to	1.90%	0.08%	32.26%	to	32.60%
	2016	104,367	11.20	to	11.66	1,206,214	1.65%	to	1.90%	0.00%	-1.36%	to	-1.11%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2020	38,837	$15.02	to	$15.02	$583,427	1.65%	to	1.65%	2.81%	7.36%	to	7.36%
	2019	25,268	13.99	to	13.99	353,574	1.65%	to	1.65%	2.49%	7.60%	to	7.60%
	2018	26,169	12.82	to	13.00	340,266	1.65%	to	1.75%	2.11%	-2.52%	to	-2.42%
	2017	30,794	13.33	to	13.33	410,383	1.65%	to	1.65%	2.13%	2.28%	to	2.28%
	2016	36,353	13.03	to	13.03	473,670	1.65%	to	1.65%	2.23%	2.75%	to	2.75%
Fidelity VIP Mid Cap Portfolio Service Class 2	2020	49,773	$40.26	to	$44.21	$2,176,715	1.65%	to	2.15%	0.41%	15.34%	to	15.92%
	2019	54,197	34.91	to	38.14	2,046,594	1.65%	to	2.15%	0.66%	20.54%	to	21.14%
	2018	64,367	28.96	to	31.48	2,006,615	1.65%	to	2.15%	0.38%	-16.60%	to	-16.18%
	2017	73,685	34.72	to	37.55	2,738,550	1.65%	to	2.15%	0.48%	17.96%	to	18.55%
	2016	81,002	29.43	to	31.68	2,537,832	1.65%	to	2.15%	0.31%	9.52%	to	10.08%
Fidelity VIP Government Money Market Portfolio Service Class 2	2020	198,304	$9.18	to	$9.45	$1,867,277	1.65%	to	2.15%	0.22%	-1.92%	to	-1.43%
	2019	213,661	9.36	to	9.58	2,042,467	1.65%	to	2.15%	1.75%	-0.42%	to	0.08%
	2018	250,945	9.40	to	9.57	2,397,514	1.65%	to	2.15%	1.35%	-0.78%	to	-0.29%
	2017	300,909	9.47	to	9.60	2,884,900	1.65%	to	2.15%	0.43%	-1.74%	to	-1.24%
	2016	264,630	9.64	to	9.72	2,570,017	1.65%	to	2.15%	0.01%	-2.14%	to	-1.65%
Templeton Growth VIP Fund Class 2	2020	14,925	$16.33	to	$17.93	$263,108	1.65%	to	2.15%	3.01%	3.53%	to	4.05%
	2019	15,691	15.77	to	17.23	266,235	1.65%	to	2.15%	2.78%	12.69%	to	13.26%
	2018	20,109	13.99	to	15.21	301,506	1.65%	to	2.15%	1.94%	-16.67%	to	-16.25%
	2017	29,382	16.79	to	18.17	528,192	1.65%	to	2.15%	1.61%	15.97%	to	16.55%
	2016	30,977	14.48	to	15.59	475,097	1.65%	to	2.15%	2.06%	7.27%	to	7.81%
Franklin Rising Dividends VIP Fund Class 2	2020	7,155	$30.10	to	$30.10	$215,345	1.65%	to	1.65%	1.32%	14.06%	to	14.06%
	2019	9,058	26.39	to	26.39	239,017	1.65%	to	1.65%	1.15%	27.10%	to	27.10%
	2018	7,562	20.76	to	20.76	156,995	1.65%	to	1.65%	1.29%	-6.64%	to	-6.64%
	2017	8,310	22.24	to	22.24	184,800	1.65%	to	1.65%	1.54%	18.57%	to	18.57%
	2016	12,098	18.75	to	18.75	226,891	1.65%	to	1.65%	1.38%	14.13%	to	14.13%
Franklin Small Cap Value VIP Fund Class 2	2020	1,500	$25.30	to	$25.30	$37,951	1.65%	to	1.65%	1.48%	3.45%	to	3.45%
	2019	1,608	24.46	to	24.46	39,328	1.65%	to	1.65%	1.33%	24.27%	to	24.27%
	2018	3,526	19.68	to	19.68	69,413	1.65%	to	1.65%	0.81%	-14.31%	to	-14.31%
	2017	5,350	22.97	to	22.97	122,892	1.65%	to	1.65%	0.56%	8.83%	to	8.83%
	2016	5,161	21.11	to	21.11	108,942	1.65%	to	1.65%	0.83%	28.04%	to	28.04%
Janus Henderson Forty Portfolio Service Shares	2020	25,165	$34.51	to	$38.19	$950,065	1.65%	to	2.15%	0.63%	36.06%	to	36.74%
	2019	29,145	25.36	to	27.93	806,026	1.65%	to	2.15%	0.02%	33.93%	to	34.60%
	2018	32,826	18.94	to	20.75	674,066	1.65%	to	2.15%	1.23%	-0.46%	to	0.04%
	2017	35,541	19.02	to	20.74	730,163	1.65%	to	2.15%	0.00%	27.22%	to	27.86%
	2016	55,578	14.95	to	16.22	894,312	1.65%	to	2.15%	0.83%	-0.24%	to	0.26%
Janus Henderson Flexible Bond Portfolio Service Shares	2020	60,101	$19.01	to	$21.04	$1,259,366	1.65%	to	2.15%	2.49%	7.89%	to	8.43%
	2019	58,114	17.62	to	19.41	1,120,369	1.65%	to	2.15%	3.07%	6.94%	to	7.48%
	2018	49,085	16.48	to	18.06	878,519	1.65%	to	2.15%	2.70%	-3.40%	to	-2.91%
	2017	57,515	17.06	to	18.60	1,060,712	1.65%	to	2.15%	2.49%	1.14%	to	1.65%
	2016	67,642	16.87	to	18.30	1,228,109	1.65%	to	2.15%	2.37%	0.03%	to	0.53%

B-35

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Janus Henderson Enterprise Portfolio Service Shares	2020	38,809	$20.68	to	$22.88	$879,066	1.65%	to	2.15%	0.04%	16.63%	to	17.22%
	2019	39,444	17.73	to	19.52	762,051	1.65%	to	2.15%	0.05%	32.27%	to	32.93%
	2018	42,424	13.40	to	14.69	617,176	1.65%	to	2.15%	0.13%	-2.79%	to	-2.30%
	2017	46,415	13.79	to	15.03	691,697	1.65%	to	2.15%	0.52%	24.37%	to	24.99%
	2016	59,763	11.09	to	12.03	713,788	1.65%	to	2.15%	0.76%	9.70%	to	10.25%
Janus Henderson Global Research Portfolio Service Shares	2020	62,281	$12.60	to	$13.94	$861,154	1.65%	to	2.15%	0.64%	17.20%	to	17.79%
	2019	65,227	10.75	to	11.84	765,049	1.65%	to	2.15%	0.85%	25.96%	to	26.59%
	2018	73,242	8.54	to	9.35	678,027	1.65%	to	2.15%	0.95%	-9.07%	to	-8.61%
	2017	85,770	9.39	to	10.23	867,885	1.65%	to	2.15%	0.69%	23.97%	to	24.60%
	2016	98,087	7.57	to	8.21	797,764	1.65%	to	2.15%	0.94%	-0.36%	to	0.14%
MFS Total Return Bond Series Service Class	2020	5,296	$15.05	to	$15.05	$79,702	1.65%	to	1.65%	3.28%	6.39%	to	6.39%
	2019	5,394	14.14	to	14.14	76,295	1.65%	to	1.65%	3.20%	8.11%	to	8.11%
	2018	5,592	12.90	to	13.08	73,150	1.65%	to	1.75%	3.00%	-3.05%	to	-2.95%
	2017	6,035	13.48	to	13.48	81,369	1.65%	to	1.65%	3.13%	2.47%	to	2.47%
	2016	6,360	13.16	to	13.16	83,678	1.65%	to	1.65%	3.45%	2.29%	to	2.29%
MFS Core Equity Portfolio Service Class	2020	12,424	$19.61	to	$20.63	$254,676	1.65%	to	1.90%	0.50%	16.14%	to	16.43%
	2019	12,556	16.89	to	17.72	220,034	1.65%	to	1.90%	0.58%	30.36%	to	30.68%
	2018	15,953	12.96	to	13.56	214,366	1.65%	to	1.90%	0.42%	-5.88%	to	-5.65%
	2017	17,171	13.77	to	14.37	244,602	1.65%	to	1.90%	0.69%	22.15%	to	22.46%
	2016	19,109	11.27	to	11.74	221,989	1.65%	to	1.90%	0.47%	8.96%	to	9.23%
MFS Growth Series Service Class	2020	31,131	$22.47	to	$24.87	$768,078	1.65%	to	2.15%	0.00%	28.72%	to	29.36%
	2019	34,530	17.46	to	19.22	658,081	1.65%	to	2.15%	0.00%	34.83%	to	35.51%
	2018	35,705	12.95	to	14.19	500,336	1.65%	to	2.15%	0.00%	0.22%	to	0.72%
	2017	38,720	12.92	to	14.08	539,258	1.65%	to	2.15%	0.00%	28.28%	to	28.93%
	2016	50,207	10.07	to	10.92	543,356	1.65%	to	2.15%	0.00%	-0.01%	to	0.49%
MFS Investors Trust Series Service Class	2020	16,408	$22.25	to	$24.62	$397,190	1.65%	to	2.15%	0.45%	11.16%	to	11.72%
	2019	20,816	20.01	to	22.04	452,639	1.65%	to	2.15%	0.47%	28.44%	to	29.09%
	2018	25,677	15.58	to	17.07	432,518	1.65%	to	2.15%	0.44%	-7.72%	to	-7.26%
	2017	30,182	16.89	to	18.41	549,314	1.65%	to	2.15%	0.55%	20.40%	to	21.00%
	2016	31,408	14.03	to	15.21	472,462	1.65%	to	2.15%	0.56%	5.99%	to	6.53%
MFS New Discovery Series Service Class	2020	24,698	$34.67	to	$38.37	$942,277	1.65%	to	2.15%	0.00%	42.46%	to	43.18%
	2019	26,600	24.34	to	26.80	709,100	1.65%	to	2.15%	0.00%	38.26%	to	38.95%
	2018	28,660	17.60	to	19.29	549,946	1.65%	to	2.15%	0.00%	-3.82%	to	-3.34%
	2017	30,951	18.30	to	19.95	614,273	1.65%	to	2.15%	0.00%	23.63%	to	24.25%
	2016	36,383	14.80	to	16.06	581,559	1.65%	to	2.15%	0.00%	6.47%	to	7.00%
MFS VIT II Income Portfolio Series Service Class (formerly MFS VIT II Strategic Income Portfolio Service Class)	2020	27,204	$19.29	to	$21.35	$578,834	1.65%	to	2.15%	3.44%	6.77%	to	7.31%
	2019	27,510	18.07	to	19.89	545,484	1.65%	to	2.15%	3.35%	8.91%	to	9.46%
	2018	29,888	16.59	to	18.17	541,636	1.65%	to	2.15%	3.64%	-4.20%	to	-3.72%
	2017	39,792	17.31	to	18.88	749,720	1.65%	to	2.15%	4.37%	3.62%	to	4.14%
	2016	42,445	16.71	to	18.13	767,941	1.65%	to	2.15%	2.72%	5.69%	to	6.22%
MFS Total Return Series Service Class	2020	2,615	$19.90	to	$19.90	$52,036	1.65%	to	1.65%	2.07%	7.71%	to	7.71%
	2019	2,871	18.47	to	18.47	53,030	1.65%	to	1.65%	2.14%	18.14%	to	18.14%
	2018	3,191	15.64	to	15.64	49,896	1.65%	to	1.65%	1.51%	-7.42%	to	-7.42%
	2017	6,067	16.89	to	16.89	102,473	1.65%	to	1.65%	2.15%	10.18%	to	10.18%
	2016	6,516	15.33	to	15.33	99,893	1.65%	to	1.65%	2.74%	7.02%	to	7.02%
Jennison Portfolio Class II	2020	13,926	$30.55	to	$32.13	$447,270	1.65%	to	1.90%	0.00%	52.62%	to	53.00%
	2019	14,791	20.01	to	21.00	310,511	1.65%	to	1.90%	0.00%	30.31%	to	30.64%
	2018	16,383	15.36	to	16.08	263,140	1.65%	to	1.90%	0.00%	-3.05%	to	-2.81%
	2017	16,525	15.84	to	16.54	273,062	1.65%	to	1.90%	0.00%	33.56%	to	33.89%
	2016	17,824	11.86	to	12.35	219,874	1.65%	to	1.90%	0.00%	-3.16%	to	-2.92%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

B-36

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (continued)

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)

As of April 24, 2019, the AB VPS Real Estate Investment Portfolio Class B was liquidated and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the AB VPS Real Estate Investment Portfolion Class B was transferred to the Fidelity VIP Government Money Market Portfolio.

(5)

As of April 26, 2019, the AB VPS Value Portfolio Class B was merged and no longer available as an investment allocation option under this contract. After the merger, any accumulation value remaining in the AB VPS Value Portfolio Class B was transferred to the AB VPS Growth and Income Portfolio Class B.

B-37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account F

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account F indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account F as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series(1)

Victory 500 Index VIP Series(1)

Victory High Yield VIP Series1)

Victory INCORE Low Duration Bond VIP Series(1)

Victory RS Small Cap Growth Equity VIP Series(1)

Victory RS International VIP Series(1)

Victory Sophus Emerging Markets VIP Series(1)

Victory INCORE Investment Quality Bond VIP Series(1)

Gabelli Capital Asset Fund(1)

Value Line Centurion Fund(1)

Value Line Strategic Asset Management Trust(1)

Invesco V.I. American Franchise Fund Series I(1)

Invesco V.I. Government Securities Fund Series I(1)

Invesco V.I. Core Equity Fund Series I(1)

Invesco V.I. American Franchise Fund Series II(1)

Invesco V.I. Value Opportunities Fund Series II (1)

Invesco V.I. Government Securities Fund Series II(1)

Invesco V.I. Mid Cap Core Equity Fund Series II(1)

Invesco V.I. Core Equity Fund Series II(1)

Invesco V.I. Growth and Income Fund Series II(1)

Alger Capital Appreciation Portfolio Class I-2(1)

Alger Capital Appreciation Portfolio Class S(1)

AB VPS Growth and Income Portfolio Class B(1)

AB VPS Large Cap Growth Portfolio Class B(1)

AB VPS Global Thematic Growth Portfolio Class B(1)

American Century VP Capital Appreciation Fund Class I(1)

Davis Financial Portfolio(1)

Davis Real Estate Portfolio(1)

Davis Value Portfolio(1)

Fidelity VIP Balanced Portfolio Service Class 2(1)

Fidelity VIP Contrafund Portfolio Service Class 2(1)

Fidelity VIP Equity-Income Portfolio Service Class 2(1)

Fidelity VIP Growth Portfolio Service Class 2(1)

Fidelity VIP Investment Grade Bond Portfolio Service Class 2(1)

Fidelity VIP Mid Cap Portfolio Service Class 2(1)

Fidelity VIP Government Money Market Portfolio Service Class 2(1)

Templeton Growth VIP Fund Class 2(1)

Franklin Rising Dividends VIP Fund Class 2 (1)

Franklin Small Cap Value VIP Fund Class 2(1)

Janus Henderson Forty Portfolio Service Shares(1)

Janus Henderson Flexible Bond Portfolio Service Shares(1)

Janus Henderson Enterprise Portfolio Service Shares(1)

Janus Henderson Global Research Portfolio Service Shares(1)

MFS Total Return Bond Series Service Class(1)

MFS Core Equity Portfolio Service Class(1)

MFS Growth Series Service Class(1)

MFS Investors Trust Series Service Class(1)

MFS New Discovery Series Service Class(1)

MFS VIT II Income Portfolio Series Service Class(1)

MFS Total Return Series Service Class(1)

Jennison Portfolio Class II(1)

AB VPS Real Estate Investment Portfolio Class B(2)

AB VPS Value Portfolio Class B(3)

(1)	Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019
(2)	Statement of changes in net assets for the period January 1, 2019 to April 24, 2019 (date of liquidation)
(3)	Statement of changes in net assets for the period January 1, 2019 to April 26, 2019 (date of liquidation)

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account F based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account F in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

B-38

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 15, 2021

We have served as the auditor of one or more of the investment options of The Guardian Separate Account F since 2000.

B-39

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Financial Statements, Supplemental

Schedules and Report of Independent Auditors

December 31, 2020 and 2019

The Guardian Insurance & Annuity Company, Inc.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Balance Sheets

(In Millions)

	As of December 31,
	2020	2019
Admitted assets
Bonds	$3,550	$3,419
Mortgage loans	590	581
Policy loans	77	78
Other invested assets	156	115
Cash, cash equivalents and short-term investments	25	191
Receivable for securities	2	—

Total invested assets	4,400	4,384

Due and accrued investment income	35	36
Net deferred tax asset	69	47
Income tax receivable	7	4
Other assets	15	9
Due from parent and affiliates	—	11
Separate accounts assets	9,711	9,581

Total admitted assets	$14,237	$14,072

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$4,037	$4,032
Asset valuation reserve	55	45
Due to parent and affiliates	6	—
Payable for securities	—	7
Other liabilities	29	15
Transfers from separate account due or accrued	(125)	(120)
Separate accounts liabilities	9,708	9,577

Total liabilities	13,710	13,556

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	782	682
Unassigned deficit	(257)	(168)

Total capital and surplus	527	516

Total liabilities, capital and surplus	$14,237	$14,072

See notes to statutory basis financial statements.

B-2

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Operations

(In Millions)

	For the Years Ended December 31,
	2020	2019
Revenues
Premiums and annuity considerations
Direct	$232	$365
Ceded	(98)	43

Net premiums and annuity considerations	134	408
Reserve adjustments on reinsurance ceded	26	(17)
Net investment income	162	158
Service fees	262	280
Commissions and expense allowances on reinsurance ceded and other income	(26)	(88)

Total revenues	558	741

Benefits and expenses
Policyholder benefits	977	1,398
Net transfers from separate accounts	(711)	(970)
General insurance expenses	32	70
Commissions and other expenses	75	58

Total benefits and expenses	373	556

Income from operations before federal income taxes and realized capital losses from investments	185	185
Federal income tax expense	(10)	(27)

Income from operations, net of federal income taxes and before net realized capital losses	175	158
Net realized capital losses, net of tax and transfers to IMR	(275)	(207)

Net loss	$(100)	$(49)

See notes to statutory basis financial statements.

B-3

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Changes in Capital and Surplus

(In Millions)

	For the Years Ended December 31,
	2020	2019

Beginning of year balance	$516	$455
Adjustments to surplus
Net loss	(100)	(49)
Change in net unrealized capital gains (loss), net of tax	2	(2)
Change in non-admitted assets	(17)	(2)
Change in net deferred taxes	36	20
Change in asset valuation reserve	(10)	(6)
Additional paid-in capital and contributed surplus	100	100

Net adjustments to surplus	11	61

End of year balance	$527	$516

See notes to statutory basis financial statements.

B-4

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Cash Flows

(In Millions)

	For the Years Ended December 31,
	2020	2019
Cash flows from operating activities
Net premiums and annuity considerations	$110	$354
Investment income received	167	159
Service fees and other income received	235	195
Benefits and loss related payments	(931)	(1,262)
Net transfers from separate accounts	706	1,028
Commissions, expenses and taxes paid	(93)	(128)
Federal income taxes paid	(14)	(16)
Other	25	(16)

Net cash provided by operating activities	205	314

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	431	847
Derivatives, brokers and miscellaneous applications	119	131
Mortgage loans	20	28
Other invested assets	3	45

Proceeds from investments sold or matured	573	1,051

Cost of investments acquired:
Bonds	569	1,039
Mortgage loans	29	93
Other invested assets	32	54
Derivatives, brokers and miscellaneous applications	410	357

Cost of investments acquired	1,040	1,543

Net decrease in policy loans, net of repayments	(1)	(2)

Net cash used in investing activities	(466)	(490)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	100	100
Net deposits on deposit-type contracts and other insurance liabilities	(5)	(13)

Net cash provided by financing and miscellaneous activities	95	87

Net decrease in cash, cash equivalents and short-term investments	(166)	(89)
Cash, cash equivalents and short-term investments, beginning of year	191	280

Cash, cash equivalents and short-term investments, end of year	$25	$191

Non-cash Transactions
MODCO Reinsurance—operating activities	$(14)	$(53)
Exchange or Conversion of bonds	78	152

Total Non-cash Transactions	64	99

See notes to statutory basis financial statements.

B-5

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, variable life and term life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company until December 30, 2019, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and operates as the distributor and principal underwriter for GIAC’s variable products.

Hanover Square Funding, LLC (“HSF”), a wholly owned subsidiary of the Company until December 30, 2019, facilitates loans to entities established as a Corporation or Limited Liability Company for the purpose of acquiring a General Agency.

Effective December 31, 2019, PAS was transferred to The Guardian and HSF was transferred to Guardian Investor Services LLC (“GIS”), a wholly-owned subsidiary of The Guardian.

Insurance Separate Accounts:

The Company has fourteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note 9).

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2020 and 2019. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a

B-6

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus, that is, only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; 10) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 11) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 13.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $36 million and $19 million at December 31, 2020 and 2019, respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, mortgage loans and derivatives.

Policy Loans:

Policy loans are stated at unpaid principal balance, have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

B-7

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other Invested Assets

Other invested assets consist primarily of joint ventures, limited liability companies (LLCs) and other forms of partnerships. These investments are valued at the Company’s share of equity in the partnerships’ LLC or joint ventures’ net assets. All distributions are recorded as income or return of capital based on information received from the partnerships. The change in equity is recorded as unrealized gains (losses) on the Company’s books and is recorded directly to surplus. Other invested assets also include investments in surplus notes which are carried at amortized cost. As mentioned in Note 1, effective December 31, 2019, PAS and HSF were no longer wholly-owned subsidiaries of the Company.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

The Company had no restricted cash and no restricted cash equivalents as of December 31, 2020 and 2019.

Other Assets:

Other assets consist primarily of receivables for service fees and mutual fund receivable.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2020 and 2019, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets as of December 31, 2020 and 2019, respectively.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

B-8

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 3.00%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	1.50% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 5.00%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	1.50% to 6.00%
Deferred Income Annuity, Fixed	1.50% to 4.50%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The Company issued the following guaranteed living benefits until February 2017:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of an annual effective growth rate of 5.00% or the contract anniversary account value. The 5.00% growth rate has a cap of 2.5 times the net premium payments received less adjusted partial withdrawals. This base can only be accessed in duration ten or later in the form of a payout annuity.

Valuation Manual, Section 21 (VM-21) of the NAIC Valuation Manual specifies the requirements for principle-based reserves (PBR) for variable annuity contracts. Effective January 1, 2020, VM-21 contains revisions to the previous framework, Actuarial Guideline XLIII. VM-21 provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The minimum reserves for all contracts is equal to the Stochastic Reserve plus an Additional Standard Projection Amount. The Stochastic Reserve is calculated using a principle based

B-9

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

approach and company prudent estimate assumptions (except for prescribed asset defaults and spreads). It is calculated as the average of the greatest present value of accumulated deficiencies in the worst 30% of scenarios. The interest and equity scenarios are based on an NAIC prescribed scenario generator. The Stochastic Reserve is determined in aggregate for all contracts. The Additional Standard Projection Amount is meant as a guardrail to capture outliers via prescribed assumptions. This method re-estimates reserves in the stochastic framework using prescribed assumptions.

Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. Key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, interest rates. At December 31, 2020, the Stochastic Reserve was the final reserve and there was no Additional Standard Projection Amount required.

The Company elected the 36-month phase in period for the change in reserves that occurred on January 1, 2020, from adoption of VM-21. During 2020, the Company recognized a decrease in reserve of $14 million which was included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities” in the Statutory Basis Balance Sheets. The remaining decrease in reserve of $28 million will be recognized over the remaining 24 months in 2021 and 2022.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2020 and 2019, the Company had $426 million and $389 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $25 million and $26 million as of December 31, 2020 and 2019, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

B-10

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

For the term life product, the Company holds a reserve for the basic coverage in accordance with VM-20 of the NAIC valuation manual. VM-20 requires the reserve to be the greater of Net Premium Reserve (NPR), Deterministic Reserve (DR) and the Stochastic Reserve (SR).

Deposit-type contracts also include payout annuity without life contingencies with reserves of $135 million and $140 million as of December 31, 2020 and 2019, respectively. These payout annuities include term certain annuitizations of deferred annuities, stand-alone single premium immediate and deferred income annuities with no life contingent payments.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non- admitted asset.

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) of $69 million and $62 million and fees receivables of $56 million and $58 million as of December 31, 2020 and 2019, respectively.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

B-11

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or accretion of any discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company-derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

B-12

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

There were no securities with a 5GI NAIC designation as of December 31, 2020 and 2019.

Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. There were nineteen securities that were sold, redeemed or disposed of with an aggregate amount of $3 million in investment income from prepayment penalties and acceleration fees as of December 31, 2020. There were fifteen securities that were sold, redeemed or disposed of with an aggregate amount of $1 million in investment income from prepayment penalties and acceleration fees as of December 31, 2019.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment. There were no securities that were sold, redeemed or disposed of with investment income from prepayment penalties and acceleration fees as of December 31, 2020 and December 31, 2019.

The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

The amortized cost basis and estimated fair value of bonds at December 31, 2020 and 2019 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2020		Gains	(Losses)
		(In millions)
U.S. Government	$258	$1	$—	$259
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	2	—	6
Industrial and Miscellaneous	3,285	544	(3)	3,826
Hybrid	2	1	—	3

Total Bonds	$3,550	$548	$(3)	$4,095

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2019		Gains	(Losses)
		(In millions)
U.S. Government	$238	$2	$—	$240
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	5	1	—	6
Industrial and Miscellaneous	3,173	271	(7)	3,437
Hybrid	2	—	—	2

Total Bonds	$3,419	$274	$(7)	$3,686

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2020, approximately 7.27% of the portfolio was invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 0.94% of the portfolio at December 31, 2020.

B-13

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2020
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$186	$188
Due after one year through five years	811	854
Due after five years through ten years	594	653
Due after ten years	1,728	2,150
Sinking fund bonds, mortgage-backed securities and asset-backed securities	231	250

Total	$3,550	$4,095

The net change in unrealized capital gains (losses) included in surplus for the years ended December 31, 2020 and 2019 are summarized as follows:

	2020	2019
	(In millions)
Changes in net unrealized capital gains (losses) attributable to:
Derivatives	$(9)	$(91)
Investments in subsidiaries	—	65
Private equity	11	5
Tax effect on unrealized capital (losses) gains	—	19

Total change in net unrealized capital gains (losses), net of tax	$2	$(2)

Proceeds from sales of bonds amounted to $317 million and $504 million for the years ended December 31, 2020 and 2019, respectively. Gross gains of $18 million and $7 million and gross losses of $21 million and $3 million were realized on sales of bonds for the years ended December 31, 2020 and 2019, respectively. These amounts are pre-tax and pre-IMR. Bond maturities and all other cash dispositions includes sales amounted to $431 million and $847 million for the years ended December 31, 2020 and 2019, respectively.

During 2020, the Company had one private placement bond modification that was recorded as troubled debt restructuring. The Company recorded a $0.8 million realized loss. The carrying value of the bond was $2 million on December 31, 2020. There were no bond modifications treated as a troubled debt restructuring during 2019.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2020	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$87	$—	$—	$—	$87	$—
Industrial and Miscellaneous	77	(2)	7	(1)	84	(3)

Total Bonds	164	(2)	7	(1)	171	(3)

Total Temporarily Impaired Securities	$164	$(2)	$7	$(1)	$171	$(3)

B-14

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

December 31, 2019	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$32	$—	$—	$—	$32	$—
Industrial and Miscellaneous	370	(5)	41	(2)	411	(7)

Total Bonds	402	(5)	41	(2)	443	(7)

Total Temporarily Impaired Securities	$402	$(5)	$41	$(2)	$443	$(7)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were five securities in an unrealized loss position for greater than 12 months with a book value of $8 million and a fair value of $7 million as of December 31, 2020. There were thirty-nine securities in an unrealized loss position for greater than 12 months with a book value of $43 million and a fair value of $41 million as of December 31, 2019.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2020 and December 31, 2019, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans at December 31, 2020 or 2019.

The Company’s $590 million and $581 million investments in mortgage loans on real estate on December 31, 2020 and December 31, 2019, respectively, consists of loans collateralized by commercial real estate properties. Of these amounts, $584 million and $574 million were mortgage loans in which the Company was a participant at December 31, 2020 and December 31, 2019, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2020 or December 31, 2019.

The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($143 million or 24.2% and $89 million or 15.1%) at December 31, 2020. The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($138 million or 23.8% and $91 million or 15.6%) at December 31, 2019. The Company estimated the fair value of mortgage loans on real estate to be $625 million and $607 million at December 31, 2020 and December 31, 2019, respectively and are classified as Level 3 as discussed in Note 4. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. Mortgage quality is determined by the loan’s loan to value ratio, debt service coverage ratio, location and property type. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.27% and 3.95% originated during 2020. The maximum percentage of any single mortgage loan to the value of the security originated in 2020 was 60%.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

B-15

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than 30 days past on December 31, 2020 and 2019, respectively.

There were no restructured mortgage loans as of December 31, 2020 or December 31, 2019.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2020 and 2019.

The following table set forth the credit quality indicators as of December 31, 2020 and December 31, 2019, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2020
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$150	$12	$4	$5	$—	$—	$171
50% - 59.99%	183	18	40	10	—	—	251
60% - 69.99%	100	15	25	28	—	—	168
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$433	$45	$69	$43	$—	$—	$590

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2019
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$155	$12	$13	$—	$—	$—	$180
50% - 59.99%	144	14	41	6	—	—	205
60% - 69.99%	133	23	21	19	—	—	196
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$432	$49	$75	$25	$—	$—	$581

B-16

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2020	2019
	(In millions)
Bonds	$133	$128
Mortgage loans	23	21
Policy loans	5	5
Other	8	10

Total gross investment income	169	164
Less: investment expenses	(7)	(6)

Net investment income	$162	$158

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2020	2019
	(In millions)
Bonds	$(3)	$4
Derivatives and other	(273)	(135)
Losses on affiliated subsidiaries	—	(73)

Total net realized capital losses	(276)	(204)
Transfer from (to) IMR	1	(3)

Net realized capital losses, net of tax and transfers to IMR	$(275)	$(207)

The Company realized a loss of $73 million during 2019 as a result of the transfer of PAS and HSF, this loss did not impact surplus.

The net realized capital loss amount above includes other-than-temporary impairment loss of $1 million and $0 million for the years ended December 31, 2020 and December 31, 2019, respectively. The $1 million relates to one private placement security in the bond portfolio.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly

B-17

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2020 and 2019 were $119 million and $61 million, respectively. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

Hedging—Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liabilities. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with guaranteed minimum benefit liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefine price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2020
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	527	—	—	6	113	—
Equity index futures	1,412	—	—	(15)	(386)	—

Total Derivatives	$1,939	$—	$—	$(9)	$(273)	$—

B-18

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 3—INVESTMENTS (CONTINUED)

December 31, 2019
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	491	—	—	(52)	125	—
Equity index futures	611	—	—	(39)	(260)	—

Total Derivatives	$1,102	$—	$—	$(91)	$(135)	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $128 million and $66 million at December 31, 2020 and 2019, respectively. Of these amounts, there were deposits with states as required by certain insurance laws of $4 million and $4 million in 2020 and 2019, respectively, and pledged as collateral for futures trading of $124 million and $62 million in 2020 and 2019, respectively. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.90% and 0.47% of the Company’s total admitted assets at December 31, 2020 and 2019, respectively. There were no non-admitted restricted assets in 2020 and 2019.

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2020 and 2019.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are

B-19

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

The following tables summarize the Company’s financial instruments carrying amount and estimated fair value/NAV hierarchy levels for the period ending December 31, 2020 and December 31, 2019:

	December 31, 2020
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	260	3,707	128	4,095	—	3,550
Mortgage Loans	—	—	625	625	—	590
Policy Loans	—	—	77	77	—	77
Surplus Notes investments	—	50	—	50	—	43
Cash, cash equivalents and short-term investments	(28)	53	—	25	—	25
Due and accrued investment income	—	35	—	35	—	35
Receivables for securities		2		2		2
Separate Account Assets	9,711	—	—	9,711	—	9,711

Total Assets	$9,943	$3,847	$830	$14,620	$—	$14,033

Liabilities
Deposit type contracts	$—	$—	$144	$144	$—	$135

Total Liabilities	$—	$—	$144	$144	$—	$135

	December 31, 2019
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	240	3,370	76	3,686	—	3,419
Mortgage Loans	—	—	607	607	—	581
Policy Loans	—	—	78	78	—	78
Surplus Notes investments	—	41	—	41	—	38
Cash, cash equivalents and short-term investments	(13)	160	44	191	—	191
Due and accrued investment income	—	36	—	36	—	36
Separate Account Assets	9,581	—	—	9,581	—	9,581

Total Assets	$9,808	$3,607	$805	$14,220	$—	$13,924

Liabilities
Deposit type contracts	$—	$—	$145	$145	$—	$140

Total Liabilities	$—	$—	$145	$145	$—	$140

B-20

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Bonds:

Estimated fair values for bonds, other than private placement securities are valued based on quoted prices from active markets when available (Level 1).

When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s marketable securities. Prices received from a third party vendor are generally considered to be Level 2.

Pricing vendors utilize pricing models developed for individual asset classes which incorporate available market data. These market inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data which include market research publications. The pricing vendor may obtain broker quotes for securities when sufficient information is not available to fully evaluate a security. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants.

Portfolio managers review the values assigned by the pricing vendor for reasonableness. In doing so, they compare the prices received from the pricing vendor to prices of similar securities, price ranges in that asset class or industry or prices from internally generated position reports. If there is a discrepancy with the price received from the vendor, the portfolio manager may communicate this difference to the pricing vendor and present the vendor with additional market data regarding that security in order to ensure the pricing vendor has sufficient information needed to accurately price the security. The pricing vendor will then independently validate and evaluate that data and determine if a price change is warranted.

In the rare instance when a portfolio manager finds a difference in his or her assessment of fair value and the vendor price, after performing the preceding procedures, the portfolio manager may request replacement of the vendor price by a supportable value that is believed to be more representative of the security price. Any replacement of the vendor price is subject to an internal approval process.

The fair values of private placement bonds are determined by using an internal pricing model or for a small amount of securities, assigned individual broker prices. There were five private placement bonds that were individually priced. These assigned individual prices are usually obtained from an external broker (“hand priced”) and are considered to be Level 3.

The significant inputs used for the internal pricing model consist of (i) a broker supplied price matrix, (ii) treasury rates and (iii) credit ratings from certain nationally recognized securities rating organizations (“NRSRO”) (“external ratings”) or a credit rating assigned internally by the Company’s Private Placement Investment Management Group (“internal ratings”).

Private placement bonds with an applicable external credit rating of BB or above, for which the corresponding matrix price is used, are classified as Level 2. A private placement bond with an applicable external credit rating of below BB is classified as Level 3 due to the limited amount of market data available for these securities.

Bonds are carried at amortized cost unless they are rated 6 by the NAIC SVO in which case they are reported at the lower of amortized cost or fair value. There was no bonds rated 6 by the NAIC SVO and carried at fair value for December 2020 and 2019.

Mortgage Loans:

The estimated fair value of the mortgage loan portfolio is derived primarily using a loan value matrix using significant unobservable inputs. The inputs used in the matrix include (1) the weighted average cash flow and average term to maturity for each individual loan; (2) a base spread over the U.S. Treasury rate and (3) an internally computed credit

B-21

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

rating that is used to derive the appropriate credit spread. Mortgage loans were carried at amortized cost on December 31, 2020 and December 31, 2019 and are classified as Level 3.

Policy Loans:

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value and are classified as Level 3.

Surplus Note Investments:

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash, cash equivalents and short-term investments:

See Note 2 for information regarding cash, cash equivalents and short-term investments include cash deposit balances, short-term commercial paper, and other highly liquid debt instruments. Cash amounts are classified as Level 1. All remaining cash equivalents and short-term investments are classified as Level 2 except for the outstanding balance on the line of credit with a subsidiary which is classified as Level 3.

Due and accrued investment income:

Due and accrued investment income is either investment income earned and legally due to be paid to the Company as of the reporting date or investment income earned as of the reporting date but not legally due to be paid to the Company until after the reporting date. The Company expects to receive these amounts shortly after they become due and is required to non-admit any balance that is over 90 days past due or charge it against income in the period that it is deemed uncollectible. Therefore, the Company considers these amounts short-term in nature and that the carry amount approximates fair value. This amount is classified as Level 2.

Receivables for securities

These receivables are amounts due from financial institutions for securities that were sold by the Company but the proceeds from the sale have not yet been received by the Company. Due to the short-term of the period in which the Company expects to receive these amounts it considers the carrying value of these balances to approximate fair value and are classified as Level 2.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1. Non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2, and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2020 and 2019, none of the Separate Account investments are considered to be Level 3.

B-22

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2020 and 2019:

December 31, 2020	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,711	$—	$—	$9,711	$—	$9,711

Total Assets at Fair Value	$9,711	$—	$—	$9,711		$9,711

December 31, 2019	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,581	$—	$—	$9,581	$—	$9,581

Total Assets at Fair Value	$9,581	$—	$—	$9,581	$—	$9,581

Deposit Type Contracts

For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued and are classified as Level 3.

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian and outside parties (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2020 and 2019 were as follows:

	2020
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$10	$1
Ordinary renewal	(2)	(2)
Group life renewal	—	—

	2019
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	(2)	(2)
Group life renewal	—	—

B-23

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	Reed Group Ltd,

•	GIS Canada Holdings Corp, and

•	Guardian Abbey LLC.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2020
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$131	$1	$132
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	131	1	132
Deferred Tax Assets Nonadmitted	29	—	29

Subtotal Net Admitted Deferred Tax Asset	102	1	103
Deferred Tax Liabilities (DTLs)	28	6	34

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$74	$(5)	$69

B-24

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES (CONTINUED)

Description	December 31, 2019
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$99	$1	$100
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	99	1	100
Deferred Tax Assets Nonadmitted	15	—	15

Subtotal Net Admitted Deferred Tax Asset	84	1	85
Deferred Tax Liabilities	35	3	38

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$49	$(2)	$47

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$32	$—	$32
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	32	—	32
Deferred Tax Assets Nonadmitted	14	—	14

Subtotal Net Admitted Deferred Tax Asset	18	—	18
Deferred Tax Liabilities	(7)	3	(4)

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$25	$(3)	$22

A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101—Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level Risk-Based Capital “RBC” computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2020 and 2019.

Description	December 31, 2020
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	69	—	69
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	73	—	73
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	69
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	33	1	34

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$102	$1	$103

B-25

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES (CONTINUED)

Description	December 31, 2019
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	47	—	47
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	47	—	47
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	70
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	37	1	38

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$84	$1	$85

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	22	—	22
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	26	—	26
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	(1)
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	(4)	—	(4)

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$18	$—	$18

	2020	2019
Ratio Percentage Used To Determine Recovery Period
And Threshold Limitation Amount	546%	658%
Amount Of Adjusted Capital And Surplus Used To Determine
Recovery Period And Threshold Limitation	$513	$514

Impact of Tax Planning Strategies

	December 31, 2020
	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	$131	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	102	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	4%	0%

B-26

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES (CONTINUED)

Description	December 31, 2019
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$99	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	84	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	5%	0%

	Change
	Ordinary	Capital
(1) Adjusted Gross DTAs	$32	$—
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	18	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	-1%	0%
Does the Company’s tax-planning strategies include the use of reinsurance?	Yes	No X

All DTL were recognized as of December 31, 2020 and 2019.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components:

Description	2020	2019
	(In millions)
Federal income tax expense on operations	$13	$27
Prior year underaccrual (overaccrual)	(1)	1
Foreign tax	(2)	(1)

Current federal operations income tax expense	10	27
Current federal capital gains income tax expense	—	—

Total current federal income tax expense	$10	$27

B-27

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2020 and 2019 were as follows:

	2020	2019	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$69	$64	$5
GMWB Hedge	55	28	27
Policy acquisition costs	6	7	(1)
Other, (including items <5% of total ordinary tax assets)	1	—	1

Gross ordinary DTAs—(admitted and nonadmitted)	$131	$99	$32

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	29	15	14

Admitted ordinary DTAs	$102	$84	$18
Capital:
Investments	$1	$1	$—

Gross capital DTAs—(admitted and nonadmitted)	$1	$1	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—

Admitted capital DTAs	1	1	—

Total admitted DTAs	$103	$85	$18

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$1	$1	$—
Reserves Transition Adjustment (8 Year)	19	23	(4)
Section 481(a) adjustment	7	10	(3)
Other, (including items <5% of total ordinary tax assets)	1	1	—

Total Ordinary DTLs	$28	$35	$(7)

Capital:
Unrealized capital gains	4	2	2
Other	2	1	1

Capital DTL	6	3	3

Total DTL	$34	$38	$(4)

Net admitted DTAs	$69	$47	$22

The change in net deferred Federal income taxes is comprised of the following:

	2020	2019	Change
	(In millions)
Adjusted gross deferred tax assets	$132	$100	$32
Total deferred tax liabilities	34	38	(4)

Net deferred tax assets	$98	$62	36

Tax effect of unrealized capital gains			—

Change in net deferred federal income tax			$36

B-28

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES (CONTINUED)

Contingent Tax Liabilities:

As of December 31, 2020, the Company had $0.3 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2020 and 2019, the Company recognized approximately $0.01 million in interest and penalties, respectively. The Company has approximately $0.04 million and $0.03 million accrued for payment of interest and penalties as of December 31, 2020 and 2019, respectively.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

GLIC files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. In 2020, the IRS has completed its examinations for tax year 2013. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2012 and 2014 through 2019 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2020	Effective Tax Rate
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$39
Net realized capital losses @ 21%	(58)

Provision calculated at statutory rate	$(19)	21%
Dividends received deduction	(5)	6%
Return to provision	(1)	1%
Other	(1)	1%

Total	$(26)	29%

Total current federal income tax expense	$10	-11%
Change in net deferred federal income taxes	(36)	40%

Total statutory income tax benefit	$(26)	29%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2020, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

B-29

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 6—INCOME TAXES (CONTINUED)

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(In millions)
2020	$—	$—	$—
2019	—	1	1
2018	—	—	—

Total	$—	$1	$1

As of December 31, 2020, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable and fixed annuity contracts, group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $476 million and $450 million at December 31, 2020 and 2019, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

On September 1, 2016, the Company completed the transfer of its Group 401(k) business to Ameritas. The transfer was structured as a reinsurance transaction and contains coinsurance and modified coinsurance features. In 2016, Ameritas indemnified the Company for $113 million of general account liabilities using coinsurance and $3 billion of separate account liabilities using modified coinsurance. The Company also transferred invested assets with a fair market value of $103 million and cash of $10 million to Ameritas to partially fund the initial coinsurance premium. Ameritas plans to pursue novations of the 401(k) contracts, which would relieve GIAC of any responsibility related to these contracts. The reinsurance transaction does not extinguish the Company’s primary contractual liability until the Group 401(k) in-force contracts are fully novated to Ameritas. Upon closing in 2016, the Company recognized an initial $32 million reinsurance gain, net of tax, which was included in surplus and will be amortized into earnings as the earnings on 401(k) contracts emerge in the future. As the in-force Group 401(k) contracts are novated to Ameritas, the unamortized deferred reinsurance gain in surplus is also recorded through earnings.

As of December 31, 2019, GIAC completed novation of all Group 401(k) contracts with Ameritas. During 2019, deferred reinsurance gain of $0.4 million (net of tax) were amortized from surplus into earnings. In 2019, of the $0.4 million of deferred reinsurance gain, $0.2 million was recognized as a result of the novation. These amounts were included in “Commissions and expense allowances on reinsurance ceded and other income” in the Statutory Basis Statements of Operations with an offset to “Loss in surplus as a result of reinsurance, net of tax” in the Statutory Basis Statements of Changes in Capital and Surplus. All deferred gains were fully recognized as of December 31, 2019.

B-30

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 7—REINSURANCE CEDED (CONTINUED)

The effect of these reinsurance cession agreements, including the recapture and novation of Group 401(k) to Ameritas in 2019, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2020				2019
	The Guardian		Outside Parties	Total	The Guardian	Outside Parties	Total
				(In millions)
Premiums and annuity considerations	$(25	)#	$(73)	$(98)	$(25)	$68	$43
Reserve adjustments on reinsurance ceded	26		—	26	52	(69)	(17)
Commissions and expense allowances on reinsurance ceded and other income	(40)		3	(37)	(84)	(8)	(92)

Total Revenues	(39)		(70)	(109)	(57)	(9)	(66)

Policyholder and contract benefits	(36	)#	(1)	(37)	(46)	(8)	(54)
Increase in aggregate reserves	(15	)#	(76)	(91)	(13)	4	(9)
General insurance expensese	—	#	1	1	—	—	—

Total expenses	(51	)#	(76)	(127)	(59)	(4)	(63)

Net gain (loss) on operations from reinsurance ceded	$12	#	6 #	18	2	(5)	(3)

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $47 million and $84 million in 2020 and 2019, respectively, which are in “General insurance expenses” and “Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $6 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2020 and $11 million is included in “Due from parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2019.

Assets Under Management:

PAIA, a wholly-owned subsidiary of GIS, serves as the investment adviser to the Guardian VIP Trust funds. The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2020, and 2019, approximately $4,012 million and $3,975 million or 41.32% or 41.49%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2020 and 2019, the Company received a total of $100 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

In 2019, the Company made a $13 million capital contribution to PAS.

Revenue Sharing Agreement:

Effective July 1, 2018, the Company entered into a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance

B-31

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

products separate accounts. For the years ended December 31, 2020 and 2019, such revenue amounted to $9.9 million and $3.9 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

PAS and HSF:

On December 31, 2019, PAS was transferred to The Guardian at carrying value of $32.2 million. The Company received cash of $30 million and recorded a receivable of $2.2 million which is reflected in “Due from parent and affiliates” in the Statutory Basis Balance Sheets.

On December 31, 2019, HSF was transferred to GIS at carrying value of $9.8 million. The Company received cash of $9 million and recorded a receivable of $0.8 million which is reflected in “Due from parent and affiliates” in the Statutory Basis Balance Sheets.

Line of Credit:

Effective May 1, 2017, the Company (Borrower) amended its revolving line of credit agreement with The Guardian (Lender) to $750 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2020 and 2019, there were no drawings on the line of credit. Interest expense and commitment fees of $0.4 million and $0.4 million in 2020 and 2019, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Effective March 1, 2016, the Company (Lender) entered into a revolving Line of Credit agreement with HSF (Borrower) for $50 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.50% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.50% if a Eurodollar Rate Loan. In the event any drawing on the Line of Credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each month or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. At the time of each loan under the line of credit, the Borrower and the Lender shall agree on the maturity date for the payment of the principal amount of such loan and the interest rate for such loan. As of December 31, 2020 and 2019, the amount of drawings on the line of credit amounted to $0 million and $44 million, respectively, are included in “Cash, cash equivalents and short-term investments” in the Statutory Basis Balance Sheets. Interest income and commitment fees of $0.3 million and $1 million in 2020 and 2019, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations. The Line of Credit agreement with HSF was terminated effective April 15, 2020.

Commission:

The Company has a selling agreement with PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2020 and 2019, the Company paid commissions to PAS which amounted to $15 million

B-32

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

and $16 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2020, no intercompany receivable due to the Company is over 90 days past due.

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2020 and 2019, the Company’s separate accounts statement included legally insulated assets of $9,711 million and $9,581 million, respectively, of which $3 million and $4 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2020 and 2019. Fees and expenses due or accrued to the Company’s general account were $125 million and $120 million as of December 31, 2020 and 2019, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $238 million and $251 million for the years ended December 31, 2020 and 2019, respectively.

There was no payment made by the general account of the Company toward separate accounts guarantees for the years ended December 31, 2020 and 2019.

The Company does not engage in securities lending transactions within the separate accounts.

B-33

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company for the years ended December 31, 2020 and 2019 were as follows:

December 31, 2020	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$35	$35

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,533	$9,533
Market value/not subject to discretionary withdrawals	—	50	50

Total reserves for separate accounts	—	9,583	9,583

Charges for investment management administration and contract guarantees	—	56	56
Accrued expense allowances	—	69	69

Separate accounts liabilities	$—	$9,708	$9,708

December 31, 2019	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$47	$47

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,409	$9,409
Market value/not subject to discretionary withdrawals	—	48	48

Total reserves for separate accounts	—	9,457	9,457

Charges for investment management administration and contract guarantees	—	58	58
Accrued expense allowances	—	62	62

Separate accounts liabilities	$—	$9,577	$9,577

B-34

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2020	2019
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	35	47
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(984)	(1,269)

Net transfers from separate accounts	(949)	(1,222)

Reconciling Adjustments:
Mortality and expense guarantees—variable	120	129
Administrative fees—variable annuity	105	109
Cost of insurance	13	14

Total adjustments	238	252

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(711)	$(970)

B-35

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2020 and 2019 were as follows:

	As of December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	5	—	—	5	0%
c. At fair value	—	8,953	—	8,953	72%

d. Total with market value adjustment or at fair value (Total of a through c)	5	8,953	—	8,958	72%
e. At book value without adjustment (with minimal or no charge or adjustment)	664	—	—	664	6%
(2) Not subject to discretionary withdrawal	2,840	50	—	2,890	23%

(3) Total (gross: direct + assumed)	3,509	9,003	—	12,512	101%
(4) Reinsurance ceded	66	—	—	66	1%

(5) Total (net) (3)—(4)	$3,443	$9,003	$—	$12,446	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$2	$—	$—	$2
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	12	—	12	25%

d. Total with market value adjustment or at fair value (Total of a through c)	—	12	—	12	25%
e. At book value without adjustment (with minimal or no charge or adjustment)	35	—	—	35	75%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	35	12	—	47	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)—(4)	$35	$12	$—	$47	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	73	—	—	73	55%
(2) Not subject to discretionary withdrawal	63	—	—	63	47%

(3) Total (gross: direct + assumed)	136	—	—	136	102%
(4) Reinsurance ceded	3	—	—	3	2%

(5) Total (net) (3)—(4)	$133	$—	$—	$133	100%

Total annuity actuarial reserves and deposit liabilities:	$3,611	$9,015	$—	$12,626

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,611	$—	$—	$3,611
Separate Accounts Annual Statement	—	9,015	—	9,015

Total annuity actuarial reserves and deposit liabilities:	$3,611	$9,015	$—	$12,626

B-36

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	5	—	—	5	0%
c. At fair value	—	8,851	—	8,851	72%

d. Total with market value adjustment or at fair value (Total of a through c)	5	8,851	—	8,856	72%
e. At book value without adjustment (with minimal or no charge or adjustment)	692	—	—	692	5%
(2) Not subject to discretionary withdrawal	2,776	48	—	2,824	23%

(3) Total (gross: direct + assumed)	3,473	8,899	—	12,372	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)—(4)	$3,473	$8,899	$—	$12,372	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$5	$—	$—	$5
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	11	—	11	24%

d. Total with market value adjustment or at fair value (Total of a through c)	—	11	—	11	24%
e. At book value without adjustment (with minimal or no charge or adjustment)	36	—	—	36	76%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	36	11	—	47	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)—(4)	$36	$11	$—	$47	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	83	—	—	83	59%
(2) Not subject to discretionary withdrawal	57	—	—	57	41%

(3)Total(gross: direct + assumed)	140	—	—	140	100%
(4)Reinsuranceceded	—	—	—	—	0%

(5)Total(net) (3)—(4)	$140	$—	$—	$140	100%

Total annuity actuarial reserves and deposit liabilities:	$3,649	$8,910	$—	$12,559

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,649	$—	$—	$3,649
Separate Accounts Annual Statement	—	8,910	—	8,910

Total annuity actuarial reserves and deposit liabilities:	$3,649	$8,910	$—	$12,559

B-37

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

Withdrawal characteristics of life actuarial reserves as of December 31, 2020 and 2019 were as follows:

	As of December 31, 2020			As of December 31, 2019
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In millions)				(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	12	11	11	12	11	11
(3) Universal Life with Secondary Guarantees	41	32	277	44	33	262
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	17	17	17	18	18	18
(9) Variable Universal Life	74	73	86	70	69	77
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	4	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	4	—	—	2
(4) Disability—Disabled Lives	—	—	1	—	—	1
(5) Miscellaneous Reserves	—	—	28	—	—	30

C. Total (gross: direct + assumed)	144	133	428	144	131	401
D. Reinsurance ceded	—	—	226	—	—	210

E. Total (net) (C)—(D)	$144	$133	$202	$144	$131	$191

B-38

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2020			As of December 31, 2019
	Separate Account— Nonguaranteed			Separate Account— Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	—	—	—	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	161	161	161	167	167	167
(9) Variable Universal Life	409	407	407	382	380	380
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	—	—	—	—
(4) Disability—Disabled Lives	—	—	—	—	—	—
(5) Miscellaneous Reserves	—	—	—	—	—	—

C. Total (gross: direct + assumed)	570	568	568	549	547	547
D. Reinsurance ceded	—	—	—	—	—	—

E. Total (net) (C)—(D)	$570	$568	$568	$549	$547	$547

There were no Separate Account guaranteed for life actuarial reserves as of December 31, 2020 and 2019.

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $110 million and $124 million in 2020 and 2019, respectively.

NOTE 12—LITIGATION

The Company is engaged in various disputes, litigations, governmental regulatory inquiries and other proceedings arising out of its business operations. These matters could result in losses, monetary damages, fines penalties or changes in the business operations of the Company. Due to the uncertainties inherent in these disputes, it is difficult to determine the ultimate loss the Company will experience. The Company evaluates each matter and establishes an accrual where a loss is probable and the amount can be reasonably estimated. In the opinion of Management, based on current information at December 31, 2020, any losses resulting from such disputes would not have a material adverse effect on the financial position of the Company.

The Company also evaluates these matters for a reasonably possible range of loss. Due to the uncertainties inherent in these matters, such as timing of discovery and court decisions, the Company is not able to ascertain a reasonably possible range of loss for each matter. In the opinion of Management, as of December 31, 2020, the aggregate range of reasonably possible loss for those matters it is able to provide an estimate for is not material to the Company’s financial position.

B-39

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2020, the maximum amount of dividends the Company could pay The Guardian in 2021 without prior approval from the state insurance regulatory authorities was $185 million.

The following reconciles the statutory net income (loss) of the Company as reported to the regulatory authorities to consolidated GAAP net income (loss):

	2020	2019
	(In millions)
Statutory net loss	$(100)	$(49)
Adjustments to reconcile to GAAP:
Change in deferred policy acquisition costs	(11)	(7)
Deferred premium	(10)	—
Future policy benefits	(359)	(186)
Reinsurance	7	27
Federal income tax benefit	113	54
Unrealized gain on investments	9	—
Transfer to interest maintenance reserve	(1)	3
Realized loss on transfer of subsidiaries (PAS and HSF)	—	65
Amortization of interest maintenance reserve	(2)	1

Consolidated GAAP net (loss) income	$(354)	$(92)

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2020	2019
	(In millions)
Statutory capital and surplus	$527	$516
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	531	558
Elimination of asset valuation reserve	54	45
Future policy benefits	(803)	(380)
Establishment of additional deferred federal income taxes	(1)	(56)
Unrealized gains on investments	550	270
Separate account accrued expense allowances	(69)	(62)
Other liabilities	(66)	(54)
Other, net	1	1

Consolidated GAAP stockholder’s equity	$724	$838

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 26, 2021, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2020.

B-40

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2020	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$4,029,549
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	129,026,085
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	23,033,761
Real estate	—
Contract loans	5,265,604
Cash, cash equivalents and short-term investments	1,281,089
Derivative instruments	—
Other invested assets	6,931,767
Aggregate write-ins for investment income	42,763

Total gross investment income	$169,610,618

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	590,194,413

Total mortgage loans	$590,194,413

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	135,775,858	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-41

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2020	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$265,685,285
Over 1 year through 5 years	941,502,984
Over 5 years through 10 years	608,315,152
Over 10 years through 20 years	310,908,905
Over 20 years	1,476,881,456

Total by Maturity	$3,603,293,782

Bonds by Class—Statement Value
Class 1	$1,927,779,457
Class 2	1,567,829,779
Class 3	87,955,676
Class 4	19,728,870
Class 5	—
Class 6	—

Total by Class	$3,603,293,782

Total Bonds Publicly Traded	1,587,833,569
Total Bonds Privately Placed	339,945,888
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	—	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	—	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	—	Schedule DB, Part B, Sec. 1
Cash on Deposit	(28,080,448)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	17,957,600
Credit Life	—
Group Life	15,929
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	17,051	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	584,154
Credit Life	—
Group Life	150,880

B-42

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2020	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	170,536,509
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	10,106,348,589

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	47,121,226

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	136,219,231
Dividend Accumulations—Account Balance	—

B-43

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2020

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement. $4,524,564,431.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Abbvie Inc	Bonds	$33,488,375	0.7%
b.	Bristol-Myers Squibb Co	Bonds	$33,286,024	0.7%
c.	CVS Caremark Corp	Bonds	$32,455,413	0.7%
d.	Kroger Co	Bonds	$32,323,572	0.7%
e.	Mars Inc	Bonds	$30,735,031	0.7%
f.	Shell International Fin	Bonds	$30,331,890	0.7%
g.	Enterprise Products Oper	Bonds	$29,285,141	0.6%
h.	AIG	Bonds	$28,794,642	0.6%
i.	Amgen Inc	Bonds	$28,128,925	0.6%
j.	Exxon Mobil Corp	Bonds	$26,525,891	0.6%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$1,927,779,457	42.6%	P/RP-1	$—	0.0%
NAIC-2	$1,567,829,779	34.7%	P/RP-2	$—	0.0%
NAIC-3	$87,955,676	1.9%	P/RP-3	$—	0.0%
NAIC-4	$19,728,870	0.4%	P/RP-4	$—	0.0%
NAIC-5	$—	0.0%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$367,683,078	8.1%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$348,264,289	7.7%
Countries rated NAIC-2	$19,418,790	0.4%
Countries rated NAIC-3 or below	$—	0.0%

B-44

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2020

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$130,971,385	2.9%
Country: Netherlands	$62,973,712	1.4%
Countries rated NAIC-2:
Country: Mexico	$16,718,790	0.4%
Country: Turks & CAICOS	$2,700,000	0.1%
Countries rated NAIC-3 or below
Country:	$—	0.0%
Country: Turkey	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

Amount	Percentage
$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Shell International Fin	1FE	$30,331,890	0.7%
2.	Vodafone Grp	2FE	$14,888,426	0.3%
3.	Astrazeneca	2FE	$14,022,806	0.3%
4.	Siemens Financieringsmat	1FE	$12,627,492	0.3%
5.	BP Capital Markets PLC	1FE	$10,798,290	0.2%
6.	Johnson Controls	2FE	$10,718,345	0.2%
7.	Mitsubishi UFJ Fin Grp	1FE	$10,004,374	0.2%
8.	Reckitt Benckiser Tsy	1FE	$9,996,737	0.2%
9.	Xlit LTD	2FE	$7,055,055	0.2%
10.	HSBC Holdings PLC	1FE	$6,071,063	0.1%

B-45

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2020

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes  {X}    No  {  }

	Amount	Percentage
Total admitted assets held in Canadian investments	$—	—
Canadian-currency-denominated investments	$—	—
Canadian-denmoinated insurance liabilities	$—	—
Unhedged Canadian currency exposure	$—	—

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$28,175,000	0.6%
b.	Commercial	$26,200,000	0.6%
c.	Commercial	$19,270,000	0.4%
d.	Commercial	$18,500,000	0.4%
e.	Commercial	$15,001,408	0.3%
f.	Commercial	$15,000,000	0.3%
g.	Commercial	$15,000,000	0.3%
h.	Commercial	$15,000,000	0.3%
i.	Commercial	$14,936,821	0.3%
j.	Commercial	$14,060,348	0.3%

B-46

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2020

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$5,000,000	0.1%	$—	0.0%
71 to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$585,194,411	12.9%	$—	0.0%

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  {  }

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-47

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2020

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$120,044,440	2.7%	$214,960,200	$188,623,600	$154,021,500
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2020

Section 3.   Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$258,125,639	5.87%	$258,125,639	5.87%
All other governments	—	0.00%	—	0.00%
U.S. states, territories and possessions, etc. guaranteed	604,668	0.01%	604,668	0.01%
U.S. political subdivisions of states, territories, and possessions, guaranteed	—	0.00%	—	0.00%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	4,332,090	0.10%	4,332,090	0.10%
Industrial and miscellaneous	3,242,429,445	73.69%	3,242,429,445	73.69%
Hybrid securities	5,081,610	0.12%	5,081,610	0.12%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%
SVO identified funds	—	0.00%	—	0.00%
Unaffiliated Bank loans	39,921,135	0.91%	39,921,135	0.91%

Total long-term bonds	3,550,494,587	80.70%	3,550,494,587	80.70%
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%

Total preferred stocks	—	0.00%	—	0.00%
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	0.00%	—	0.00%
Industrial and miscellaneous Other (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Other	—	0.00%	—	0.00%
Mutual funds	—	0.00%	—	0.00%
Unit investment trusts	—	0.00%	—	0.00%
Closed-end funds	—	0.00%	—	0.00%

Total common stocks	—	0.00%	—	0.00%
Mortgage loans:
Farm mortgages	—	0.00%	—	0.00%
Residential mortgages	—	0.00%	—	0.00%
Commercial mortgages	590,194,411	13.41%	590,194,411	13.41%
Mezzanine real estate loans	—	0.00%	—	0.00%

Total mortgage loans	590,194,411	13.41%	590,194,411	13.41%

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2020

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Real estate:
Properties occupied by company	—	0.00%	—	0.00%
Properties held for production of income	—	0.00%	—	0.00%
Properties held for sale	—	0.00%	—	0.00%

Total real estate	—	0.00%	—	0.00%
Cash, cash equivalents and short-term investments:
Cash	(28,080,448)	-0.64%	(28,080,448)	-0.64%
Cash equivalents	52,799,195	1.20%	52,799,195	1.20%
Short-term investments	—	0.00%	—	0.00%

Total cash, cash equivalents and short-term investments	24,718,747	0.56%	24,718,747	0.56%
Contract loans	76,441,323	1.73%	76,441,323	1.73%
Derivatives	—	0.00%	—	0.00%
Other Invested Assets (Schedule BA)	155,674,134	3.54%	155,674,134	3.54%
Receivables for securities	2,188,304	0.05%	2,188,304	0.05%
Securities lending	—	0.00%	—	0.00%
Other Invested Assets (Page 2, Line 11)	—	0.00%	—	0.00%

Total Invested Assets	$4,399,711,506	100.00%	$4,399,711,506	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Report of Independent Auditors

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

We have audited the accompanying statutory financial statements of The Guardian Insurance & Annuity Company, Inc., which comprise the statutory basis balance sheets as of December 31, 2020 and 2019, and the related statutory basis statements of operations, of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

B-51

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule 1—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 26, 2021

B-52